      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 25, 2007



                                              SECURITIES ACT FILE NO. 333-141816



                                       INVESTMENT COMPANY ACT FILE NO. 811-22043


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2


         [X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                    [X]  PRE-EFFECTIVE AMENDMENT NO. 1
                    [ ]  POST-EFFECTIVE AMENDMENT NO.
                                            AND/OR
         [X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                    [X]  AMENDMENT NO. 1



                  VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

               (Exact Name of Registrant as Specified in Charter)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 847-2424


                             AMY R. DOBERMAN, ESQ.

                               MANAGING DIRECTOR
                          VAN KAMPEN INVESTMENTS INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (Name and Address of Agent for Service)

                                   COPIES TO:

               CHARLES B. TAYLOR                              LEONARD B. MACKEY, JR.
    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP                  CLIFFORD CHANCE US LLP
             333 WEST WACKER DRIVE                             31 WEST 52ND STREET
            CHICAGO, ILLINOIS 60606                          NEW YORK, NEW YORK 10019

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
                                         AMOUNT BEING        OFFERING PRICE         AGGREGATE           REGISTRATION
TITLE OF SECURITIES BEING REGISTERED    REGISTERED(1)          PER SHARE        OFFERING PRICE(1)           FEE
------------------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value          50,000 Shares            $20.00             $1,000,000             $30.70
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING OFFERS TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


PRELIMINARY PROSPECTUS             SUBJECT TO COMPLETION            May 25, 2007

--------------------------------------------------------------------------------
              SHARES

(VAN KAMPEN INVESTMENTS LOGO)

                                     Van Kampen
                                     Dynamic Credit
                                     Opportunities Fund

COMMON SHARES

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY. Van Kampen Dynamic Credit Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.



Depending on current market conditions and the Fund's outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments) (collectively, "credit securities") of issuers which operate in a variety of industries and geographic regions located throughout the world.



RATIONALE. The Fund believes that changing investment environments over time offer both attractive investment opportunities in the credit securities market, as well as varying degrees of investment risk. To both capitalize on attractive investments and effectively manage potential risk, the Fund believes that the combination of thorough and continuous credit analysis (i.e., an issuer's ability to make loan or debt payments when due), diversification of holdings, active use of other risk management techniques and instruments and the ability to reallocate investments among different categories of investments at different points in the credit cycle (i.e., the cycle between positive economic environments and less positive economic environments for credit securities) is critical to achieving higher risk-adjusted returns relative to other high-yielding investments, including high current income and/or capital appreciation.



                                                (continued on inside cover page)



BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT TO THEIR NET ASSET VALUE, WHICH MAY INCREASE INVESTORS' RISK OF LOSS. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THIS PUBLIC OFFERING.



BEFORE BUYING ANY COMMON SHARES YOU SHOULD READ THE DISCUSSION OF THE PRINCIPAL RISKS OF INVESTING IN THE FUND, INCLUDING THAT THE FUND MAY INVEST ALL OR A SUBSTANTIAL PORTION OF ITS ASSETS IN BELOW INVESTMENT GRADE SECURITIES WHICH ARE OFTEN REFERRED TO AS HIGH YIELD, HIGH RISK INVESTMENTS OR "JUNK" SECURITIES, SUMMARIZED IN "PROSPECTUS SUMMARY--PRINCIPAL INVESTMENT RISKS" BEGINNING ON PAGE 6 OF THIS PROSPECTUS AND THE FURTHER DISCUSSION OF RISKS DESCRIBED IN "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 17 OF THIS PROSPECTUS.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                         PRICE TO PUBLIC   SALES LOAD(1)    PROCEEDS TO FUND(2)
---------------------------------------------------------------------------------------------------------------
Per share                                                    $20.00            $0.90              $19.10
---------------------------------------------------------------------------------------------------------------
Total                                                        $                 $                  $
---------------------------------------------------------------------------------------------------------------
Total assuming full exercise of the over-allotment
  option                                                     $                 $                  $
---------------------------------------------------------------------------------------------------------------



                                                (See notes on inside cover page)



The underwriters are offering the common shares subject to various conditions
and expect to deliver the common shares to purchasers on or about          ,
2007.



UBS INVESTMENT BANK                                               MORGAN STANLEY


A.G. EDWARDS                                                       RAYMOND JAMES


OPPENHEIMER & CO.           RBC CAPITAL MARKETS           WELLS FARGO SECURITIES

ROBERT W. BAIRD & CO.  BB&T CAPITAL MARKETS  FERRIS, BAKER WATTS  STIFEL NICOLAUS
                                                INCORPORATED

(notes continued from previous page)


(1) The Fund's adviser (not the Fund) may pay a shareholder servicing fee to UBS Securities LLC, a marketing and structuring fee to Morgan Stanley & Co. Incorporated and additional compensation to certain qualifying Underwriters. See "Underwriting." This amount is not reflected under estimated offering expenses in the table above. The total compensation received by the Underwriters (including sales loads, servicing fees, additional compensation or any marketing and structuring fees) will not exceed 9.00% of the aggregate initial offering price of the common shares offered hereby.



(2)  In addition to the sales load, the Fund will pay offering expenses up to an
     aggregate of $0.04 per common share, estimated to total $     , which will
     reduce the "Proceeds to Fund" above. The Fund's adviser has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than the sales load) exceed $0.04 per common share. The Fund's adviser has agreed to reimburse all Fund organizational costs.


(continued from previous page)


In positive economic environments characterized by, among other things, low default rates, the Fund expects to emphasize high current income by investing primarily in Senior Loans (as defined herein), and will generally invest to a much lesser degree in second lien or other subordinated loans or debt. In less positive economic environments characterized by, among other things, high default rates, the Fund will continue to seek high current income and capital appreciation by exploiting market inefficiencies and will emphasize more balanced investments among Senior Loans and second lien or other subordinated loans or debt, including stressed and distressed credit securities. The Fund believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the then current environment and outlook.



PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans ("Senior Loans"); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; and (iii) other debt obligations, including high-yield, high-risk obligations (i.e., securities that are rated below investment grade by a nationally recognized credit rating organization or unrated securities that are deemed to be of comparable quality; these securities are commonly known as "junk" securities and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal). The Fund also may invest up to 20% of its assets in structured products, including collateralized debt and loan obligations (collectively, "structured products"). The Fund also may invest in swaps, including credit default, total return, index and interest rate swaps. To the extent that the Fund invests in structured products or swaps that gain exposure to credit securities, such investments will be counted for purposes of the Fund's 80% policy.



The Fund may invest in credit securities of any credit quality, and may invest without limitation in obligations below investment grade. Any of the Fund's investments may be issued by non-stressed, stressed and distressed issuers (each as defined under "Prospectus summary--Investment Objectives and Principal Investment Strategies--Portfolio contents"), including issuers in bankruptcy, provided that with respect to the portion of the Fund's assets to be managed by the Subadviser, the Subadviser will generally not invest in securities that at the time of investment have a total yield above the applicable Avenue-Credit Thresholds (as defined herein). See "Prospectus summary--Investment Objectives and Principal Investment Strategies" herein and "Management of the Fund--Portfolio Management--Potential Conflicts of Interest of the Subadviser" in the Statement of Additional Information. The Fund may invest in credit securities of any maturity or duration, and although the Fund will not be managed for maturity or duration, given the nature of the Fund's portfolio, the Fund's portfolio will likely have a low average duration (generally, four years or less).



In addition, the Fund may invest up to 20% of its assets in equity securities obtained through debt restructurings or bankruptcy proceedings. The Fund may utilize credit securities derivative instruments.


--------------------------------------------------------------------------------

From time to time, the Fund may also invest in short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents. There can be no assurance that the Fund will achieve its investment objectives.


The Fund will invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. To address foreign currency risks, the Fund may enter into foreign currency swaps and other hedging transactions. Under normal market conditions, the Fund expects to invest a portion of its assets in issuers located anywhere in the world and, although under current market conditions the Fund does not intend to invest in obligations of issuers located in emerging market countries (as defined under "Prospectus summary--Investment Objectives and Principal Investment Strategy--Portfolio contents"), the Fund may do so if it determines that such investments are appropriate for the Fund.



The Fund expects to employ financial leverage by borrowing money through a credit facility or through the issuance of preferred securities that are senior to the common shares, initially equal to approximately 33 1/3% of its total assets (including the amount obtained through leverage). The Fund anticipates that the use of leverage will result in higher income to common shareholders over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. The investment advisory fees paid by the Fund will be calculated on the basis of the Fund's managed assets, which includes proceeds from the credit facility or and/or the issuance of preferred shares, so the fee will be higher when leverage is utilized. This may create a conflict of interest between the Fund's investment adviser and holders of common shares, as providers of the credit facility or holders of the preferred shares do not bear the investment advisory fee, rather, holders of common shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceed. This means that holders of common shares effectively bear the entire investment advisory fee.



The Fund's investment adviser is Van Kampen Asset Management (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and had more than $118 billion under management or supervision as of March 31, 2007. The Adviser has substantial investment experience managing loans and credit related investments and, as of March 31, 2007, together with its affiliates managed approximately $8.1 billion in senior loan assets. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



The Fund's investment subadviser is Avenue Europe International Management, L.P. (the "Subadviser"), a part of Avenue Capital Group, which is comprised of three registered investment advisers, including the Subadviser. The Adviser allocates a portion of the Fund's assets to be invested by the Subadviser based upon market conditions and the attractiveness of available investment opportunities in European investments. The Subadviser, together with its affiliates, has extensive expertise investing in non-stressed, stressed and distressed securities throughout the world. The Subadviser, located at 535 Madison Avenue, New York, New York 10022, has experience managing investment portfolios and private investment funds not registered under the Investment Company Act of 1940, as amended, and, as of March 31, 2007, had more than $1.6 billion in assets under management and, together with its affiliates, as of March 31, 2007, had more than $13.1 billion in assets under management. Morgan Stanley owns an indirect, non-controlling interest in the Subadviser.



The Fund has applied for the listing of its common shares on the New York Stock Exchange and the Chicago Stock Exchange under the symbol "VTA."


--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the Fund you should know before investing. Please read this Prospectus carefully before deciding whether to invest and retain it for future reference. A Statement of Additional
Information dated           , 2007 (the "SAI") has been filed with the
Securities and Exchange Commission (the "SEC"). When available, the Fund's annual and semiannual reports to shareholders can be obtained without charge, and any other shareholder inquiries, including requests for additional information about the Fund, can be made by calling 1-800-847-2424 or by writing to the Fund. The Fund's annual report, when available, can also be obtained on our web site at www.vankampen.com. A table of contents to the SAI is located on page 67 of this Prospectus. This Prospectus incorporates by reference the entire SAI. The SAI is available along with other Fund-related materials at: the SEC's public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the reference room); the EDGAR database on the SEC's internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov.


The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


The underwriters named in this Prospectus may purchase up to additional common shares from the Fund at the public offering price, less the sales load, within 45 days after the date of this Prospectus to cover over-allotments.



You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.


Until           , 2007 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                        PAGE
                                        ----
Prospectus summary....................    1
Summary of Fund expenses..............   15
The Fund..............................   17
Use of proceeds.......................   17
Investment objectives, principal
  investment strategies and risks.....   17
Management of the Fund................   49
Distributions.........................   51
Tax matters...........................   52
Closed-end fund structure.............   55
Dividend reinvestment plan............   56
Description of capital structure......   57



                                        PAGE
                                        ----
Underwriting..........................   63
Dividend paying agent, transfer agent
  and registrar.......................   66
Custodian.............................   66
Legal opinions........................   66
Reports to shareholders...............   66
Independent registered public
  accounting firm.....................   66
Additional information................   66
Table of contents for the statement of
  additional information..............   67
The Fund's privacy policy.............   67


--------------------------------------------------------------------------------

Prospectus summary


This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this Prospectus and in the SAI.


THE FUND


Van Kampen Dynamic Credit Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.


THE OFFERING


The Fund is offering           common shares of beneficial interest, par value
$0.01 per common share (the "Common Shares"), through a group of underwriters (the "Underwriters") led by UBS Securities LLC and Morgan Stanley & Co. Incorporated. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover over-allotments, if any. The initial public offering price is $20.00 per Common Share. The minimum purchase in this offering is 100 Common Shares ($2,000). The Fund's investment adviser, Van Kampen Asset Management (the "Adviser"), has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than the sales load) exceed $0.04 per Common Share. The Adviser has agreed to reimburse all Fund organizational costs.


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY

The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.


Depending on current market conditions and the Fund's outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit securities of issuers which operate in a variety of industries and geographic regions located throughout the world.


RATIONALE


The Fund believes that changing investment environments over time offer both attractive investment opportunities in the credit securities market, as well as varying degrees of investment risk. To both capitalize on attractive investments and effectively manage potential risk, the Fund believes that the combination of thorough and continuous credit analysis, diversification of holdings, active use of other risk management techniques and instruments and the ability to reallocate investments among different categories of investments at different points in the credit cycle is critical to achieving higher risk-adjusted returns relative to other high-yielding investments, including high current income and/or capital appreciation. In positive economic environments characterized by, among other things, low default rates, the Fund expects to emphasize high current income by investing primarily in Senior Loans (as defined herein), and will generally invest to a much lesser degree in second lien or other subordinated loans or debt. In less positive economic environments characterized by, among other things, high default rates, the Fund will continue to seek high current income and capital appreciation by exploiting market inefficiencies and will emphasize more balanced investments among Senior Loans and second lien or other subordinated loans or debt, including stressed and distressed credit securities. The Fund believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the current environment and outlook.


PORTFOLIO CONTENTS


Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans ("Senior Loans"); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; and (iii) other debt obligations, including high-yield, high-risk obligations (commonly known as "junk" securities). The Fund also may invest up to 20% of its assets in structured products, including collateralized debt and loan obligations (collectively, "structured products"). The Fund also may invest in swaps, including credit default, total return, index and interest rate swaps. To the extent that the Fund invests in structured products or swaps that gain exposure to credit securities, such investments will be counted for purposes of the Fund's 80% policy.



The Fund may invest, without limitation, in credit securities that are rated below investment grade by a nationally recognized credit rating organization (a "NRSRO") such as Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities that are deemed to be of comparable quality, commonly known as "junk" securities. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Any of the Fund's investments may be issued by non-stressed, stressed and distressed issuers (as defined herein), including issuers in bankruptcy, provided that with respect to the portion of the Fund's assets to be managed by the Subadviser, the Subadviser will not invest in securities that at the time of investment have a total yield above the applicable Avenue-Credit Thresholds (as defined herein). See "Investment philosophy" below and "Management of the Fund--Portfolio Management--Potential Conflicts of Interest of the Subadviser" in the SAI. "Distressed issuers" generally refers to those issuers that are unable to service their debt and thus, have entered into default, bankruptcy or are likely to do so. "Stressed issuers" generally refers to those issuers that the market expects to be "distressed" in the near future. "Non-stressed issuers" are those issuers that generally are performing and currently not undergoing the same financial experiences as "stressed" and "distressed" issuers. The Fund may invest in credit securities of any maturity or duration, and although the Fund will not be managed for maturity or duration, given the nature of the Fund's portfolio, the Fund's portfolio will likely have a low average duration (generally, four years or less).



In addition, the Fund may invest up to 20% of its assets in equity securities obtained through debt restructurings or bankruptcy proceedings. The Fund may utilize credit securities derivative instruments (defined as "Strategic Transactions" under "Prospectus summary--Principal Investment Risks"). From time to time, the Fund may also invest in short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents. The Fund may invest without limitation in obligations for which there is no readily available trading market or which are otherwise illiquid. There can be no assurance that the Fund will achieve its investment objectives.



The Fund will invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. To address foreign currency risks, the Fund may enter into foreign currency swaps and other hedging transactions. Under normal market conditions, the Fund expects to invest a portion of its assets in issuers located anywhere in the world and, although under current market conditions the Fund does not intend to invest in obligations of issuers located in emerging market countries, the Fund may do so if it determines that such investments are appropriate for the Fund. The Fund considers emerging market countries to be those countries that the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization.


INVESTMENT PHILOSOPHY


The Adviser, an investment management firm with expertise in senior loan, subordinated debt and structured products, including distressed issuers, is responsible for the overall management of the Fund. The Adviser employs a valuation driven investment approach grounded in a bottom-up investment selection process and a top-down portfolio construction process to derive a portfolio based upon fundamental analysis with an emphasis on liquidity, diversification and relative value (i.e., risk, liquidity and potential return of one investment relative to another). The Adviser will analyze the yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default of its current and potential investments on a continuous basis to determine what it believes are the appropriate investments for the Fund. The Adviser's philosophy is based on fundamental credit, collateral and structural analysis of the underlying investments; a strong belief in portfolio diversifications including issuer, industry, sponsor, underwriter and agent; and utilization of the secondary market for loans to manage risk (i.e., diversifying interest rate and credit risk among investors). Fundamental analysis involves evaluation of the macro-economy, industry, trends, management quality, collateral adequacy, and consistency of corporate cash flows. In constructing the portfolio, the Adviser focuses on liquidity, diversification, identification of relative value and continuous monitoring.



The Subadviser, an investment management firm with expertise in senior loan and subordinated debt markets, conducts extensive research and analysis using a top-down/bottom-up approach to find undervalued opportunities considering macroeconomics themes from the top-down of the overall credit securities market and detailed fundamental analysis from the bottom-up related to credit securities of specific issuers (i.e., examining issuers' financials and operations, including sales, earnings, growth potential, assets, debt, management and competition).



The Adviser will assess the current and prospective credit environment around the world and will determine the proper portfolio allocations among the various credit instruments and among domestic and foreign markets, as well as continuously monitor potential risks. The Adviser has broad discretion to allocate the Fund's assets among investment categories and to change allocations as conditions warrant. The Adviser will allocate a portion of the Fund's assets to be managed by the Subadviser based on the Adviser's assessments of market conditions and such allocations will change over time without limitation. After assessments among credit instruments and markets are made, it is currently expected that the Adviser will focus primarily, but not exclusively, on implementing the Fund's strategy in the U.S. markets. It is currently expected that the Subadviser will invest its portion of the Fund's assets primarily, but not exclusively, in issuers located in long-time European Union countries (particularly the United Kingdom, The Netherlands, Germany, France, Italy and the Scandinavian states, and may pursue opportunities in central Europe and recently admitted European Union countries) and in Euro-denominated investments issued by non-European issuers (particularly in the Middle East, Africa and North America). As market conditions change and develop, the Adviser may allocate a portion of the Fund's assets to be invested in other markets throughout the world, including emerging markets.



The Subadviser will generally invest its portion of the Fund's assets in obligations with total yields at the time of purchase below an applicable benchmark plus a credit spread set from time to time by the Subadviser (the "Avenue-Credit Thresholds"). The Avenue-Credit Thresholds shall be determined periodically by the Subadviser, in its sole discretion, as the markets change. Along the credit spectrum of non-stressed, stressed and distressed securities, securities with total yields below the Avenue-Credit Thresholds generally will be more in the range of non-stressed or stressed securities and generally will not be distressed securities. For an example of the applicable yields, spreads and benchmarks of the Avenue-Credit Thresholds, please see "Management of the Fund--Portfolio Management--Potential Conflicts of Interest of the Subadviser" in the SAI.



Subject to these constraints, the Subadviser seeks to maximize risk adjusted returns. The Subadviser seeks to achieve the Fund's investment objectives while carefully evaluating risk/return within the capital structure of a company, as well as the industry and asset class. The Subadviser looks to maintain trading flexibility and to preserve capital. The Subadviser conducts thorough in-depth research and employs a disciplined investment philosophy and a consistent investment approach in its focus on event-driven investment opportunities. The Subadviser's investment team conducts extensive research and analysis using a top-down macro and bottom-up fundamental approach and credit research approach to find undervalued opportunities. The Subadviser engages in two parallel exercises to identify investment opportunities for the Fund. First, the Subadviser seeks to understand historic and prospective industry trends affecting an investment opportunity. Such analysis may include a review of the industry's growth potential, cyclicality, barriers to entry, substitutability, capacity utilization, end market customer and relevant legal or regulatory issues. Second, the Subadviser evaluates an issuer's fundamentals (e.g., issuer's financials and operations, including, but not limited to, sales, earnings, growth potential, assets and debt) and management. The Subadviser will typically make non-controlling investments in companies to provide maximum trading flexibility and will generally purchase Euro-denominated securities.



The Subadviser manages that portion of the Fund's assets that are allocated to the Subadviser by the Adviser. The Subadviser also manages assets for other accounts. The Subadviser generally will not be making investments in the same securities for the Fund that it will be making for its other accounts. The expected risk and return profile for the Subadviser's portion of the Fund's assets is lower than for the Subadviser's other accounts. Thus, the Subadviser will allocate investments with a total yield at the time of investment below the Avenue-Credit Thresholds to the Fund and investments above the Avenue-Credit Thresholds to the Subadviser's other accounts. To the extent that the Subadviser serves as an investment manager to other accounts in the future that have an investment strategy that is substantially similar to that of the Fund's, the Subadviser will, to the extent practicable, allocate investment opportunities among the Fund and such other accounts on a pro-rata basis. Investors should also note that the investment advisory fee structure of Avenue's other accounts is computed differently and is generally higher than the investment advisory fee structure of the Fund. See "Management of the Fund--Portfolio Management--Potential Conflicts of Interest of the Subadviser" in the SAI for more information on the Avenue-Credit Thresholds, advisory fees and the Subadviser's policies and procedures to address conflicts of interest. This Fund offers an opportunity for the Fund's investors to have some access to the Subadviser which normally is not directly available to retail investors, albeit only at the lower risk and return segment of the market.


LEVERAGE


The Fund's policy on financial leverage allows the Fund to use financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund expects to utilize financial leverage either by borrowing money through a credit facility or through the issuance of preferred shares. The Fund intends initially to utilize financial leverage equal to approximately 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not use financial leverage if it would result in a lower return to holders of Common Shares. Use of financial leverage creates an opportunity for increased income and return for holders of Common Shares but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently intends to utilize financial leverage purposes approximately one to three months after completion of this offering, subject to market conditions. The Fund may be subject to investment restrictions of one or more rating agencies and/or credit facility lenders as a result. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede the Adviser and the Subadviser in managing the Fund's portfolio in accordance with its investment objectives and policies. If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect holders of Common Shares (or the interests of holders of preferred shares may differ from the interests of holders of Common Shares).



The costs of a financial leverage program will be borne by holders of Common Shares and consequently will result in a reduction of the net asset value of Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund's managed assets, which includes proceeds from the credit facility and/or preferred shares. This may create a conflict of interest between the Adviser and holders of Common Shares, as providers of the credit facility or holders of the preferred shares do not bear the investment advisory fee, rather, holders of Common Shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds. This means that holders of Common Shares effectively bear the entire investment advisory fee. See "Investment objectives, policies and risks--Use of Leverage and Related Risks" and "Management of the Fund--The Adviser."


Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund's use of derivative instruments exposes the Fund to special risks. See "Investment objectives, principal investment strategies and risks--Portfolio Composition" and "Investment objectives, principal investment strategies and risks--Strategic Transactions."


THE ADVISER AND SUBADVISER


Van Kampen Asset Management is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and had more than $118 billion under management or supervision as of March 31, 2007. The Adviser has substantial investment experience managing loans and credit related investments and, as of March 31, 2007, together with its affiliates managed approximately $8.1 billion in senior loan assets. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



Avenue Europe International Management, L.P. is the Fund's investment subadviser. The Subadviser is one of three SEC registered investment advisers included in the Avenue Capital Group. The Subadviser is 99% owned by Avenue GL Europe, LLC, a limited partner, and is 1% owned and controlled by Avenue Europe International Management GenPar, LLC, its general partner. Both the limited partner and the general partner are controlled by Marc Lasry and Sonia Gardner. The Subadviser, located at 535 Madison Avenue, New York, New York 10022, has experience managing investment portfolios and investment funds and, as of March 31, 2007, had more than $1.6 billion in assets under management, and together with its affiliates, as of March 31, 2007, had more than $13.1 billion in assets under management. Morgan Stanley owns an indirect, non-controlling interest in the Subadviser.


The Adviser and the Subadviser are collectively referred to herein as the "Advisers."

DISTRIBUTIONS


Commencing with the Fund's initial dividend, the Fund intends to make regular monthly distributions of all or a portion of the net interest and other investment company taxable income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund's Common Shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Fund expects to pay its shareholders annually all or substantially all of its investment company taxable income. In addition, the Fund intends to distribute, on an annual basis, all or substantially all of any net capital gains to its common shareholders.



Various factors will affect the level of the Fund's net interest and other investment company taxable income, of which the Fund intends to distribute all or substantially all on an annual basis to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and, correspondingly, distributions from undistributed income, if any, will reduce the Fund's net asset value. Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Distributions" and "Dividend reinvestment plan."


CUSTODIAN

State Street Bank and Trust Company ("State Street") will serve as custodian (the "Custodian") for the Fund. See "Custodian." State Street also provides accounting services to the Fund.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR


Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. (collectively, "Computershare") will serve together as the Fund's dividend paying agent, transfer agent and registrar. See "Dividend paying agent, transfer agent and registrar."


CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.


However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of holders of Common Shares, the Fund's Board of Trustees (the "Board"), in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. Additionally, the Fund has no limitation on investments in illiquid securities (closed-end funds are not required to have any such limitation) and indeed may invest all or a portion of its assets in illiquid securities. In order to meet redemptions upon request by shareholders, open-end funds typically cannot have more than 15% of their assets in illiquid securities. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objectives, strategies and policies. The composition of the Fund's portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds unless significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies are made. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objectives, strategies and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred shares to provide investment leverage could make a conversion to an open-end fund more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See "Description of capital structure."


PRINCIPAL INVESTMENT RISKS


Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following principal risks before investing in the Fund.

MARKET RISK


Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund has no policy limiting the maturity of loans and debts it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.


CREDIT RISK


Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated Ba or lower by Moody's or BB or lower by S&P) are commonly referred to as "junk" securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities are generally regarded as predominantly speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities also may have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of each of the Adviser and the Subadviser with respect to the portion of the Fund's portfolio that each manages.


Loans and debt obligations of stressed, distressed and bankrupt issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. The Adviser and the Subadviser rely on company management, outside experts, market participants and personal experience to analyze potential investments for the portion of the Fund's portfolio that each manages. There can be no assurance that any of these sources will provide credible information, or that each of the Adviser's or the Subadviser's analysis will produce conclusions that lead to profitable investments for the portion of the Fund's portfolio that each manages. Obligations of stressed, distressed and bankrupt issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. There can be no assurance that a bankruptcy court would not approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and, as such, a creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and as such, there exists the risk that the Fund's influence with respect to the class of obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss.

INCOME RISK

The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.

PREPAYMENT OR CALL RISK

If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

RISKS OF SENIOR LOANS

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. Senior Loans generally are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price. However, many Senior Loans are of a large principal amount and are held by a large number of owners, which should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's net asset value. Although the Fund believes that its investments in adjustable rate Senior Loans could limit fluctuations in the Fund's net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund's net asset value.



Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Each of the Adviser and the Subadviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser and the Subadviser.



The Fund may acquire Senior Loans of borrowers that are experiencing, or are more likely to experience financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund's portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans of borrowers that have outstanding debt obligations rated below investment grade or unrated securities deemed to be of comparable quality. Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the credit analysis abilities of the Adviser and the Subadviser. Because of the protective terms of Senior Loans, the Fund believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such borrowers. Even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position.



The Fund may act as one of the group of original lenders originating a Senior Loan and may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.



RISKS OF SECOND LIEN OR OTHER SUBORDINATED OR UNSECURED LOANS OR DEBT



Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks associated with investments in Senior Loans. Because second lien or other subordinated or unsecured loans or debt are lower in priority of payment to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share the same risks of other below investment grade securities.


RISKS OF STRUCTURED PRODUCTS


The Fund may invest in structured products, including collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.



CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Investments in structured notes involve risks including income risk, credit risk and market risk. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.


RISKS OF SWAPS



The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Adviser and the Subadviser are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of that portion of the Fund managed by each of the Adviser and the Subadviser, respectively, would be less favorable than it would have been if these investment techniques were not used.



FINANCIAL LEVERAGE RISK



There can be no assurance that a financial leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares and the risk that fluctuations in distribution rates on any preferred shares and costs of borrowings may affect the return to holders of Common Shares. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to holders of Common Shares will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. The costs of an offering of preferred shares and/or borrowing program will be borne by holders of Common Shares and consequently, will result in a reduction of the net asset value of Common Shares. If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect holders of Common Shares (or the interests of holders of preferred shares may differ from the interests of holders of Common Shares).



The investment advisory fees paid by the Fund will be calculated on the basis of the Fund's managed assets, which includes proceeds from the credit facility and/or the preferred shares, so the investment advisory fee paid by the Fund will be higher when financial leverage is utilized. This may create a conflict of interest between the Adviser and holders of Common Shares as providers of the credit facility or holders of preferred shares do not bear the investment advisory fee, rather, holders of Common Shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds from the credit facility or the preferred shares. This means that holders of Common Shares effectively bear the entire investment advisory fee. See "Investment objectives, principal investment strategies and risks--Use of Leverage and Related Risks" and "Management of the Fund--The Adviser."



Any lender in connection with a credit facility may impose specific restrictions as condition to borrowing. The credit facility fees may include, among other things, up front structuring fees, on-going commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund's assets. Similarly, to the extent the Fund issues preferred shares, the Fund currently intends to seek an AAA or equivalent credit rating from one or more rating agencies on any preferred shares it issues and the Fund may be subject to fees, covenants and investment restrictions of the rating agency as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or the Subadviser in managing its respective portion of the Fund's portfolio in accordance with its investment objectives and policies. See "Description of capital structure--Preferred Shares" and "Description of capital structure--Credit Facility/Commercial Paper Program."

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund's use of derivative instruments exposes the Fund to special risks. See "Investment objectives, principal investment strategies and risks--Portfolio Composition--Strategic Transactions."


FOREIGN SECURITIES RISK


The Fund will invest in credit securities of issuers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund.


The foreign securities in which the Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.


Since the Fund may invest in credit securities of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund may also engage in foreign currency hedging transactions. See "Investment objectives, principal investment strategies and risks--Portfolio Composition--Foreign securities--Foreign currency transactions" and "Investment objectives, principal investment strategies and risks--Portfolio Composition--Strategic Transactions."


The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Distributions" and "Dividend reinvestment plan." The liquidation of investments, if required, may have an adverse impact on the Fund's performance.


STRATEGIC TRANSACTIONS RISK


The Fund may utilize options, forward contracts, futures contracts and options on futures contracts, and may enter into various currency transactions, such as currency forward contracts, currency futures contracts, and options on currencies or currency futures contracts (collectively, referred to as "Strategic Transactions"). The Fund may invest up to 20% of its net assets in Strategic Transactions. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



The use of forward contracts, options and futures transactions entails certain special risks. In particular, the use of such transactions by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any Strategic Transactions engaged in by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.


When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. See "Investment objectives, principal investment strategies and risks--Portfolio Composition--Foreign securities--Foreign currency transactions."


NET ASSET VALUE DISCOUNT


Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a "discount." Historically, shares of closed-end funds, have traded at a discount to their net asset value, and the Fund cannot predict whether its shares will trade at a discount to their net asset value. Immediately following the offering, the net asset value of the Fund's shares will be reduced by offering costs paid by the Fund. Because the market price of the Fund's shares may be determined by factors such as net asset value, there is an increased risk that the Fund will trade below its offering price for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor's investment objectives and personal situation. See "Description of capital structure."


MANAGER RISK

As with any managed fund, the Adviser and the Subadviser may not be successful in selecting the best-performing securities or investment techniques for its respective portion of the Fund's portfolio that it manages, and the Fund's performance may lag behind that of similar funds.

--------------------------------------------------------------------------------

Summary of Fund expenses


The purpose of the table below is to assist you in understanding the fees and expenses that you, as a holder of Common Shares in the Fund, will bear directly or indirectly. The following table assumes leverage in the form of borrowings in an amount equal to 33 1/3% of the Fund's total assets (including the proceeds of all such leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares.



Common shareholder transaction expenses
  Sales load paid by you (as a percentage of offering
     price).................................................   4.50%
  Expenses borne by the Fund................................   0.20%(1)
  Dividend reinvestment plan fees...........................   None(2)



                                                                    PERCENTAGE OF NET ASSETS
                                                               ATTRIBUTABLE TO COMMON SHARES
                                                                       (ASSUMING LEVERAGE AS
                                                                         DESCRIBED ABOVE)(4)
--------------------------------------------------------------------------------------------
Annual expenses
  Advisory fee..............................................                           1.88%
  Interest payments on borrowed funds.......................                           2.86%
  Acquired fund fees and expenses...........................                            None
  Other expenses(1)(3)......................................                           0.20%
                                                                           -----------------
     Total annual expenses..................................                           4.94%


------------


(1) The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per share of the Fund's Common Shares (0.20% of the offering price) sold in this offering. The Adviser has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than the sales load) exceed $0.04 per Common Share. The aggregate offering expenses (other than the sales load) currently are estimated to be $525,000
     (of which $        will be paid by the Fund and the remainder will be paid
     by the Adviser). Offering costs borne by the Fund will result in a reduction of capital of the Fund attributable to Common Shares. The Adviser has agreed to reimburse all Fund organizational costs.



(2) You will be charged a $2.50 service charge and pay a transaction and processing fee of $0.15 per Common Share if you direct the Plan Agent (as defined under "Dividend reinvestment plan") to sell your Common Shares held in a dividend reinvestment account.


(3) Other expenses have been estimated based on estimated asset levels and expenses for the current fiscal year. See "Management of the Fund."


(4) Stated as percentages of net assets attributable to Common Shares assuming no leverage, the Fund's expenses would be estimated to be as follows:



                                                                    PERCENTAGE OF NET ASSETS
                                                               ATTRIBUTABLE TO COMMON SHARES
                                                                      (ASSUMING NO LEVERAGE)
--------------------------------------------------------------------------------------------
Annual expenses
  Advisory fee..............................................                           1.25%
  Interest payments on borrowed funds.......................                            None
  Acquired fund fees and expenses...........................                            None
  Other expenses............................................                           0.17%
    Total annual expenses...................................                           1.42%



The expenses shown in the table above are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 20,000,000 Common Shares. If the Fund issues fewer than 20,000,000 Common Shares in this offering, estimated expenses could be higher as a percentage of net assets attributable to Common Shares, which could adversely affect the investment performance of the Fund. See "Management of the Fund" and "Dividend reinvestment plan."


--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

EXAMPLE


The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including a sales load of $45 and estimated offering expenses of $2), assuming (i) total net annual expenses of 4.94% of net assets attributable to Common Shares in years one through ten and (ii) a 5% annual return*:



1 YEAR  3 YEARS   5 YEARS   10 YEARS
------------------------------------
 $94     $189      $283       $520



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

------------


* The example assumes that the estimated Other expenses set forth in the Annual expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expense may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.


--------------------------------------------------------------------------------
 16

--------------------------------------------------------------------------------

The Fund

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized under the laws of the State of Delaware on March 15, 2007. The Fund has no operating history. The Fund's principal office is located at 1221 Avenue of the Americas, New York, New York 10020, and its telephone number is (800) 847-2424.

Use of proceeds


The net proceeds of this offering of Common Shares will be approximately $
(or $     if the Underwriters exercise their over-allotment option in full), which, after payment of the estimated offering costs, will be invested in accordance with the Fund's investment objectives and policies as soon as practicable, but in no event, under normal market conditions, later than three months after the completion of this offering. The Adviser has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than the sales load) exceed $0.04 per Common Share. The Adviser has also agreed to reimburse all of the Fund's organizational expenses.


Investment objectives, principal investment strategies and risks

INVESTMENT OBJECTIVES AND PRIMARY INVESTMENT STRATEGY

The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.


Depending on current market conditions and the Fund's outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit securities of issuers which operate in a variety of industries and geographic regions located throughout the world.


RATIONALE


The Fund believes that changing investment environments over time offer both attractive investment opportunities in the credit securities market, as well as varying degrees of investment risk. To both capitalize on attractive investments and effectively manage potential risk, the Fund believes that the combination of thorough and continuous credit analysis, diversification of holdings, active use of other risk management techniques and instruments and the ability to reallocate investments among different categories of investments at different points in the credit cycle is critical to achieving higher risk-adjusted returns relative to other high-yielding investments, including high current income and/or capital appreciation. In positive economic environments characterized by, among other things, low default rates, the Fund expects to emphasize high current income by investing primarily in Senior Loans (as defined herein), and will generally invest to a much lesser degree in second lien or other subordinated loans or debt. In less positive economic environments characterized by, among other things, high default rates, the Fund will continue to seek high current income and capital appreciation by exploiting market inefficiencies and will emphasize more balanced investments among Senior Loans and second lien or other subordinated loans or debt, including stressed and distressed credit securities. The Fund believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the current environment and outlook.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

PORTFOLIO CONTENTS


Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in any combination of the following credit securities: (i) Senior Loans; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; and (iii) other debt obligations, including high-yield, high-risk obligations (commonly known as "junk" securities). The Fund also may invest up to 20% of its assets in structured products, including collateralized debt and loan obligations (collectively, "structured products"). The Fund also may invest in swaps, including credit default, total return, index and interest rate swaps. To the extent that the Fund invests in structured products or swaps that gain exposure to credit securities, such investments will be counted for purposes of the Fund's 80% policy.



The Fund may invest, without limitation, in credit securities that are rated below investment grade by a NRSRO or unrated securities that are deemed to be of comparable quality. Below investment grade securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Any of the Fund's investments may be issued by non-stressed, stressed and distressed issuers, including issuers in bankruptcy, provided that with respect to the portion of the Fund's assets to be managed by the Subadviser, the Subadviser will not invest in securities that at the time of investment have a total yield above the applicable Avenue-Credit Thresholds. See "Management of the Fund--Portfolio Management--Potential Conflicts of Interest of the Subadviser" in the SAI. "Distressed issuers" generally refers to those issuers that are unable to service their debt and thus, have entered into default, bankruptcy or are likely to do so. "Stressed issuers" generally refers to those issuers that the market expects to be "distressed" in the near future. "Non-stressed issuers" are those issuers that generally are performing and currently not undergoing the same financial experiences as "stressed" and "distressed" issuers. The Fund may invest in credit securities of any maturity or duration, and although the Fund will not be managed for maturity or duration, given the nature of the Fund's portfolio, the Fund's portfolio will likely have a low average duration (generally, four years or less).



In addition, the Fund may invest up to 20% of its assets in equity securities obtained through debt restructurings or bankruptcy proceedings. The Fund may utilize credit securities derivative instruments (defined as "Strategic Transactions" under "Prospectus summary--Principal Investment Risks"). From time to time, the Fund may also invest in short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents. The Fund will not invest 25% or more of its total assets in issuers that conduct their principal businesses in the same industry. Under normal market conditions, the Fund will not invest more than 20% of its total assets in obligations not making current interest and principal payments when due. The Fund may invest without limitation in obligations for which there is no readily available trading market or which are otherwise illiquid. There can be no assurance that the Fund will achieve its investment objectives.



The Fund will invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. To address foreign currency risks, the Fund may enter into foreign currency swaps and other hedging transactions. Under normal market conditions, the Fund expects to invest in issuers located anywhere in the world and, although under current market conditions the Fund does not intend to invest in obligations of issuers located in emerging market countries, the Fund may so do if it determines that such investments are appropriate for the Fund. The Fund considers emerging countries to be those countries that the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization.


--------------------------------------------------------------------------------
 18

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


The Fund will assess the market and make an assessment regarding the current economic environment and outlook and then determine which investments are appropriate for the Fund. You will find information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


INVESTMENT PHILOSOPHY


The Adviser, an investment management firm with expertise in senior loan, subordinated debt and structured products, including distressed issuers, is responsible for the overall management of the Fund. The Adviser employs a valuation driven investment approach grounded in a bottom-up investment selection process and a top-down portfolio construction process to derive a portfolio based upon fundamental analysis with an emphasis on liquidity, diversification and relative value (i.e., risk, liquidity and potential return of one investment relative to another). The Adviser will analyze the yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default of its current and potential investments on a continuous basis to determine what it believes are the appropriate investments for the Fund. The Adviser's philosophy is based on fundamental credit, collateral and structural analysis of the underlying investments; a strong belief in portfolio diversifications including issuer, industry, sponsor, underwriter and agent; and utilization of the secondary market for loans to manage risk (i.e., diversifying interest rate and credit risk among investors). Fundamental analysis involves evaluation of the macro-economy, industry, trends, management quality, collateral adequacy, and consistency of corporate cash flows. In constructing the portfolio, the Adviser focuses on liquidity, diversification, identification of relative value and continuous monitoring.



The Subadviser, an investment management firm with expertise in senior loan and subordinated debt markets, conducts extensive research and analysis using a top-down/bottom-up approach to find undervalued opportunities considering macroeconomics themes and detailed fundamental analysis (i.e., examining issuers' financials and operations, including sales, earnings, growth potential, assets, debt, management and competition).



The Adviser will assess the current and prospective credit environment around the world and will determine the proper portfolio allocations among the various credit instruments and among domestic and foreign markets, as well as continuously monitor potential risks. The Adviser has broad discretion to allocate the Fund's assets among investment categories and to change allocations as conditions warrant. The Adviser will allocate a portion of the Fund's assets to be managed by the Subadviser based on the Adviser's assessments of market conditions and such allocations will change over time without limitation. After assessments among credit instruments and markets are made, it is currently expected that the Adviser will focus primarily, but not exclusively, on implementing the Fund's strategy in the U.S. markets. It is currently expected that the Subadviser will invest its portion of the Fund's assets primarily, but not exclusively, in issuers located in long-time European Union countries (particularly the United Kingdom, The Netherlands, Germany, France, Italy and the Scandinavian states, and may pursue opportunities in central Europe and recently admitted European Union countries) and in Euro-denominated investments issued by non-European issuers (particularly in the Middle East, Africa and North America). As market conditions change and develop, the Adviser may allocate a portion of the Fund's assets to be invested in other markets throughout the world, including emerging markets.



The Subadviser will generally invest its portion of the Fund's assets in obligations with total yields at the time of purchase below an applicable benchmark plus a credit spread set from time to time by the Subadviser (the "Avenue-Credit Thresholds"). The Avenue-Credit Thresholds shall be determined periodically by the Subadviser, in its sole discretion, as the markets change. Along the credit spectrum of non-stressed, stressed and distressed securities, securities with total yields below the Avenue-Credit


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


Thresholds generally will be more in the range of non-stressed or stressed securities and generally will not be distressed securities. For an example of the applicable yields, spreads and benchmarks of the Avenue-Credit Thresholds, please see "Management of the Fund--Portfolio Management--Potential Conflicts of Interest of the Subadviser" in the SAI.



Subject to these constraints, the Subadviser seeks to maximize risk adjusted returns. The Subadviser seeks to achieve the Fund's investment objectives while carefully evaluating risk/return within the capital structure of a company, as well as the industry and asset class. The Subadviser looks to maintain trading flexibility and to preserve capital. The Subadviser conducts thorough in-depth research and employs a disciplined investment philosophy and a consistent investment approach in its focus on event-driven investment opportunities. The Subadviser's investment team conducts extensive research and analysis using a top-down macro and bottom-up fundamental approach and credit research to find undervalued opportunities. The Subadviser engages in two parallel exercises to identify investment opportunities for the Fund. First, the Subadviser seeks to understand historic and prospective industry trends affecting an investment opportunity. Such analysis may include a review of the industry's growth potential, cyclicality, barriers to entry, substitutability, capacity utilization, end market customer and relevant legal or regulatory issues. Second, the Subadviser evaluates an issuer's fundamentals (e.g., issuer's financials and operations, including, but not limited to, sales, earnings, growth potential, assets and debt) and management. The Subadviser will typically make non-controlling investments in companies to provide maximum trading flexibility and will generally purchase Euro-denominated securities.



The Subadviser manages that portion of the Fund's assets that are allocated to the Subadviser by the Adviser. The Subadviser also manages assets for other accounts. The Subadviser generally will not be making investments in the same securities for the Fund that it will be making for its other accounts. The expected risk and return profile for the Subadviser's portion of the Fund's assets is lower than for the Subadviser's other accounts. Thus, the Subadviser will allocate investments with a total yield at the time of investment below the Avenue-Credit Thresholds to the Fund and investments above the Avenue-Credit Thresholds to the Subadviser's other accounts. To the extent that the Subadviser serves as an investment manager to other accounts in the future that have an investment strategy that is substantially similar to that of the Fund's, the Subadviser will, to the extent practicable, allocate investment opportunities among the Fund and such other accounts on a pro-rata basis. Investors should also note that the investment advisory fee structure of Avenue's other accounts is computed differently and is generally higher than the investment advisory fee structure of the Fund. See "Management of the Fund--Portfolio Management--Potential Conflicts of Interest of the Subadviser" in the SAI, for more information on the Avenue-Credit Thresholds, advisory fees and the Subadviser's policies and procedures to address conflicts of interest. This Fund offers an opportunity for the Fund's investors to have some access to the Subadviser which normally is not directly available to retail investors, albeit only at the lower risk and return segment of the market.


PORTFOLIO COMPOSITION


The Fund's investments (primarily in Senior Loans, subordinated loans and debt, other debt obligations, structured products and swaps--each of which is described in more detail below) may be all or substantially in investments that are generally considered to have a credit quality rated below investment grade by an NRSRO or unrated securities that are deemed to be of comparable quality. Below investment grade securities (that is, securities rated Ba or lower by Moody's or BB or lower by S&P) are commonly referred to as "junk" securities and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Lower-grade securities are more susceptible to non-payment of interest and


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principal and default than higher-grade securities. Adverse changes in the economy or to the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. Some of the securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody's or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

While all credit securities tend to fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its securities or obtain additional financing when necessary. A significant increase in market interest rates or a general economic downturn could severely disrupt the market as well as the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. The secondary trading market for lower-grade securities may be less liquid than the market for higher-grade securities. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The market for lower-grade securities also may have less information available, further complicating evaluations and valuations of such securities and placing more emphasis on the Advisers' experience, judgment and analysis than higher-grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.


The Fund may invest in the loans and other debt obligations of stressed, distressed and bankrupt issuers, including obligations that are in covenant or payment default. Credit securities that are or become stressed or distressed generally trade at prices below par, thus creating opportunities for capital appreciation (or loss) as the values of such securities change over time. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. The Adviser and the Subadviser rely on company management, outside experts, market participants and personal experience to analyze potential investments for the portion of the Fund's portfolio managed by each. There can be no assurance that any of these sources will provide credible information, or that the analysis of the Adviser or the Subadviser will produce conclusions that lead to profitable investments for the respective portion of the Fund's portfolio managed by each. Obligations of stressed, distressed and bankrupt issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.


There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. There can be no assurance that a bankruptcy court would not approve actions that

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would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and as such, a creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and as such, there exists the risk that the Fund's influence with respect to the class of obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser or the Subadviser believes the potential for high current income or capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. Under normal market conditions, the Fund generally expects its portfolio turnover to be less than 100%. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The portfolio turnover rate will not be a limiting factor, however, if the Adviser or the Subadviser considers portfolio changes appropriate.


SENIOR LOANS

Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities that operate in a variety of industries and geographic regions. Senior Loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The Fund may act as one of the group of original lenders originating a Senior Loan, may purchase assignments (as defined below) of portions of Senior Loans from third parties and may invest in participations (as defined below) in Senior Loans. Senior Loans have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the borrower's assets in the event of default. Senior Loans also have contractual terms designed to protect lenders. The Fund generally acquires Senior Loans of borrowers that, among other things, in the Adviser's or the Subadviser's judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser or the Subadviser. Because of their protective features, the Fund, the Adviser and the Subadviser believe that Senior Loans of borrowers

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that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities.

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major U.S. banks (the "Prime Rate") or the certificate of deposit rate (the "CD Rate") or other base lending rates used by commercial lenders. Floating rate Senior Loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate Senior Loans or to adjust the overall interest rate exposure of the Fund.

When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The prices of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time.


The Fund's Senior Loan investments will be secured by specific assets of the borrower. These Senior Loans will frequently be secured by all assets of the borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the borrower. In some cases, a Senior Loan may be secured only by stock of the borrower or its subsidiaries. The borrower may experience financial difficulty and/or the value of collateral may decline. The loan agreement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. As described below, the Fund may also invest in loans that are not secured by specific collateral. Such unsecured loans involve a greater risk of loss.


Senior Loans also have contractual terms designed to protect lenders. Loan agreements often include restrictive covenants that limit the activities of the borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments.

The proceeds of Senior Loans that the Fund will purchase typically will be used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.


The Fund may purchase and retain in its portfolio Senior Loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in Senior Loans involves investment risk, and some borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analyses and monitoring of borrowers.


The Fund generally invests in a Senior Loan if, in the Adviser's or the Subadviser's judgment, the borrower can meet its payment obligations. The Adviser and the Subadviser perform their own independent credit analysis of the borrower in addition to utilizing information prepared and supplied by the agent or other lenders with respect to the portion of the Fund's portfolio managed by each. When evaluating a borrower, the Adviser or the Subadviser considers many factors, including the borrower's past and future projected financial performance. The Adviser or the Subadviser also

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considers a borrower's management, collateral and industry. The Fund generally acquires a collateralized Senior Loan if the Adviser or the Subadviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser or the Subadviser continues to monitor a borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Adviser or the Subadviser will use their best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. The Fund's net asset value will fluctuate as a result of changes in the credit quality of borrowers and other factors. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's net asset value. See "Investment objectives, principal investment strategies and risks--Other Risks of Investing in the Fund."


There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Although a Senior Loan may not be rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating Senior Loans, and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but deemed to be of comparable quality.

Senior Loan assignments and participations. The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Fund may also purchase participations in the original syndicate making Senior Loans. When the Fund purchases a participation in a Senior Loan, the Fund will usually have a contractual relationship only with the lender selling the participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender.

To minimize these risks, the Fund will only acquire participations if the lender selling the participation and any other persons positioned between the Fund and the lender has, at the time of investment, outstanding debt or deposit obligations rated investment grade by a rating agency or that are determined to be of comparable quality and has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

The Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

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SECOND LIEN OR OTHER SUBORDINATED OR UNSECURED LOANS OR DEBT



The Fund may invest in second lien or other subordinated or unsecured loans or debt. Such loans or debt are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. As in the case of Senior Loans, the Fund may purchase interests in second lien or other subordinated or unsecured loans or debt through Assignments or Participations.


Second lien loans have characteristics as Senior Loans except that such interests are second in lien property rather than first. Second lien interests are second in priority of payment to one or more Senior Loans of the related borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the interest. They typically have similar protections and rights as Senior Loans. Second lien interests are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second lien interests, may have fixed or floating rate interest payments. Because second lien interests are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien interests of below investment grade quality share many of the risk characteristics of other non-investment grade securities.


Subordinated loans or debt may, and generally will, rank lower in priority of payment to one or more Senior Loans and second lien interests of the borrower. Subordinated secured loans or debt typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the loan, and typically have more subordinated protections and rights than Senior Loans and second lien interests. Subordinated interests may have fixed or adjustable floating rate interest payments. Because subordinated interests may rank lower as to priority of payment than Senior Loans and second lien interests of the borrower, they may present a greater degree of investment risk than Senior Loans and second lien interests but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade securities.



Unsecured loans or debt generally have lower priority in right of payment compared to holders of secured interests of the borrower. Unsecured interests are not secured by a security interest or lien to or on specified collateral securing the borrower's obligation under the interest. Unsecured interests by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, second lien interests and other interests. Unsecured interests may have fixed or adjustable floating rate interest payments. Because unsecured interests are subordinate to the Senior Loans and secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Unsecured interests of below investment grade quality share the same risks of other below investment grade securities.


STRUCTURED PRODUCTS

The Fund also may invest in structured products, including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying

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investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investment, index or reference obligation (including income risk, credit risk and market risk) and are subject to counterparty risk.


CDOs, CBOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For CDOs, CBOs and CLOs, the cashflows are split into two or more portions, called tranches, varying in risk and yield. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the special purpose vehicle. The key feature of these structures is the prioritization of the cash flows from a pool of underlying securities among the several classes of securities issued by a structured product. CBOs are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, the various tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to such securities as a class.


CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for certain CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to: currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. A credit-linked note is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).

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The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Structured products may be private investment funds not registered under the 1940 Act or other registered investment companies. Investment in such products involve operating expenses and fees that are in addition to the expenses and fees of the Fund, and such expenses and fees are borne indirectly by holders of the Fund's Common Shares. For structured products that are registered under the 1940 Act, please also see "Other Investments - Securities of other investment companies." Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.



SWAPS



The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. A swap transaction involves swapping one or more investment characteristics of a security or a basket of securities with another party. The payment streams are calculated by reference to the investment characteristic(s) chosen applied to an agreed upon notional amount.



A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.



Total return and index swaps are used as substitutes for owning the physical securities that compose a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.



An interest rate swap involves the exchange by the Fund with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.


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The Fund may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.



Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, in general, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



The Fund may engage in swap options for hedging purposes, to manage and mitigate credit and interest rate risks and to gain exposure to credit securities. The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position,
(iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.



The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors and puts).



The Fund complies with applicable regulatory requirements when implementing swaps, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions.



FOREIGN SECURITIES



The Fund may invest without limitation in securities of borrowers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities, and may invest without limitation in obligations of issuers located in emerging market countries. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Fund's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different and perhaps not as well formulated and defined legal systems and laws relating to creditors' rights, the potential inability to


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enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to substantially similar risks to those associated with direct investment in securities of foreign issuers, and are subject to currency risk as well. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The foreign securities in which the Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few relatively robust and mature industries and securities markets that trade only a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.


Since the Fund may invest in securities of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund may also engage in foreign currency hedging transactions. See "Foreign currency transactions" and "Strategic Transactions" below.


The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution

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requirements. See "Distributions" and "Dividend reinvestment plan." The liquidation of investments, if required, may have an adverse impact on the Fund's performance.



Foreign currency transactions. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for purposes of gaining exposure to the currency of non-U.S. issuers or as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities that are held or proposed to be purchased are denominated. The Fund may also enter into currency swap transactions. A currency swap generally involves an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps also usually involve initial and final exchanges of the designated currency that correspond to an agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.


The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities. When required by law, the Fund will cause its custodian bank to earmark cash or other liquid portfolio securities in an amount equal to the net amounts of the Fund's currency exposure under its forward contracts. If the value of the securities so earmarked declines, additional cash or liquid securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund's currency exposure with respect to such contracts. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a

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foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

STRATEGIC TRANSACTIONS


The Fund may invest up to 20% of its net assets in Strategic Transactions. The Fund generally seeks to use certain Strategic Transactions as portfolio management or hedging techniques. In doing so, the Fund seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may also use Strategic Transactions to earn income. Among the Strategic Transactions the Fund may utilize are forward contracts, options, futures contracts and options on futures contracts, and the Fund may enter into various currency transactions, such as currency forward contracts, currency futures contracts, or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund.



Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund to predict pertinent market movements, which cannot be assured. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


The Fund can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put. The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC

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Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of domestic or foreign government securities (futures contracts) and may purchase and write put and call options to buy or sell futures contracts (options on futures contracts). A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the fixed income securities underlying the index is made. These investment techniques generally are used to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date. In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities.


The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. See "Investment objectives, policies and risks -- Strategic Transactions" in the Fund's SAI.


EQUITY SECURITIES

Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends, while others do not generate sufficient income to support a dividend.

OTHER INVESTMENTS

SECURITIES OF OTHER INVESTMENT COMPANIES


The Fund may invest its assets in securities of other open- and closed-end investment companies, including affiliated registered investment companies to the extent permitted by the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's investment advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the merits of such investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and


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the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

ZERO COUPON BONDS

Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater market risk and credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are required to be fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying collateral securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government and its agencies or instrumentalities) may have maturity dates exceeding one year.


The Fund may borrow through entering into reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund's obligations under the reverse repurchase agreements. The Fund may utilize reverse repurchase


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agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

The Fund has no liquidity limitation or restriction; thus, some or all of the Fund investments may be in illiquid securities. At times, private placements or restricted securities, as well as other securities in which the Fund may invest, may be deemed illiquid. Investments in illiquid securities tend to restrict the Fund's ability to dispose of instruments in a timely fashion and restrict the Fund's ability to take advantage of market opportunities.

SHORT SALES

The Fund may engage in short sales. A short sale is a transaction in which the Fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker

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in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

WARRANTS

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower's assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the Fund's net asset value.

TEMPORARY INVESTMENTS

During periods in which the Fund believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its primary investment holdings and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency;
(iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; and (v) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Fund believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal. In taking such defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objectives.

USE OF LEVERAGE AND RELATED RISKS


The Fund may utilize financial leverage for investment purposes (i.e., to use such financial leverage to purchase additional portfolio securities consistent with the Fund's investment objectives and primary investment strategy) to benefit the Fund's Common Shares. There can be no assurance that the Fund will utilize financial leverage, or that, if utilized, the Fund will be successful during any period in which leverage is employed. Generally speaking, if the Fund can invest the proceeds from financial leverage (i.e., money from borrowings or issuing preferred shares) in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the holders of Common Shares would have a net benefit. The Fund's policy on financial leverage allows the Fund to use financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the 1940 Act. The Fund expects to utilize financial leverage either through the issuance of preferred shares or through the use of a credit facility. The Fund intends initially to utilize financial leverage equal to approximately 33 1/3% of its total assets (including the


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amount obtained through leverage). The Fund generally will not use financial leverage if it anticipates that the use of leverage would result in a lower return to holders of Common Shares. The Fund's Board will regularly review the Fund's use of financial leverage (i.e., the relative costs and benefits of leverage on the Fund's Common Shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing preferred shares). The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments.


Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares. There is a risk that fluctuations in the distribution rates on any outstanding preferred shares may adversely affect the return to the holders of the Common Shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to holders of Common Shares will be reduced. The Fund in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.


Changes in the value of the Fund's investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the holders of Common Shares. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund's managed assets, including the proceeds from the issuance of preferred shares and/or borrowings. As discussed under "Description of capital structure," if preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect holders of Common Shares (or the interests of holders of preferred shares may differ from the interests of holders of Common Shares).


Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay distributions on Common Shares or to engage in other activities. The issuance of a class of preferred shares having priority over the Fund's Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique that will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's Common Shares compared with what it would have been without leverage.

Any lender in connection with a credit facility may impose specific restrictions as a condition to borrowing. Similarly, to the extent the Fund issues preferred shares, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These restrictions may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or the Subadviser from managing its respective portion of the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Under the 1940 Act, a fund is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal

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balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund's total assets). Additionally, under the 1940 Act, a fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. Under the 1940 Act, a fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, a fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such distribution, the net asset value of the fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If using a combination of borrowing and issuing preferred shares, the maximum allocable leverage is somewhere between 300% and 200% based on the relative amounts borrowed and preferred shares issued.



To qualify for federal income taxation as a "regulated investment company," the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. Prohibitions on dividends and other distributions on the Fund's Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.


The Fund's willingness to issue preferred securities or borrow for leverage purposes, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.


Assuming the utilization of leverage in the amount of 33 1/3% of the Fund's total assets and an annual interest rate on indebtedness of 5.32% payable on such leverage based on market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such dividend payments is 1.77%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.



The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Shares of leverage in the amount of approximately
33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.



Assumed portfolio return (net of
  expenses)..............................     (10)%       (5)%        0%      5%      10%
Corresponding Common Share return
  assuming 33 1/3% leverage..............  (17.66)%   (10.16)%   (2.66)%   4.84%   12.34%


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Until the Fund issues preferred shares or borrows money, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and policies.

PRINCIPAL INVESTMENT RISKS OF THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

MARKET RISK


Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund has no policy limiting the maturity of loans and debts that it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.


CREDIT RISK


Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated Ba or lower by Moody's or BB or lower by S&P) are commonly referred to as "junk" securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities are generally regarded as predominantly speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities also may have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of each of the Adviser and the Subadviser with respect to the portion of the Fund's portfolio that each manages.



The Fund may invest in loan and debt obligations of stressed, distressed and bankrupt issuers including those that are in covenant or payment default. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. The Adviser and the Subadviser rely on company management, outside experts, market participants and personal experience to analyze potential investments for the portion of the Fund's assets


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--------------------------------------------------------------------------------

that they respectively manage. There can be no assurance that any of these sources will provide credible information, or that each of the Adviser's and the Subadviser's analysis will produce conclusions that lead to profitable investments for the portion of the Fund's portfolio that each manages. Obligations of stressed, distressed and bankrupt issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. There can be no assurance that a bankruptcy court would not approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and as such, a creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and as such, there exists the risk that the Fund's influence with respect to the class of obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss.

INCOME RISK

The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.

PREPAYMENT OR CALL RISK

If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

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RISKS OF SENIOR LOANS


There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. Senior Loans generally are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price. However, many Senior Loans are of a large principal amount and are held by a large number of owners, which should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's net asset value. Although the Fund believes that its investments in adjustable rate Senior Loans could limit fluctuations in the Fund's net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund's net asset value.



Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Each of the Adviser and the Subadviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of each of the Adviser and the Subadviser.



The Fund may acquire Senior Loans of borrowers that are experiencing, or are more likely to experience financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund's portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans of borrowers that have outstanding debt obligations rated below investment grade or unrated securities deemed to be of comparable quality. Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the credit analysis abilities of the Adviser and the Subadviser. Because of the protective terms of Senior Loans, the Fund believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such Borrowers. Even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position.


The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more

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restricted than those of the assigning institution, and, in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.


RISKS OF SECOND LIEN OR OTHER SUBORDINATED OR UNSECURED LOANS OR DEBT



Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks associated with investments in Senior Loans. Because second lien or other subordinated or unsecured loans or debt are lower in priority of payment to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share the same risks of other below investment grade securities.


RISKS OF STRUCTURED PRODUCTS


The Fund may invest in structured products, CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.



CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


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Investments in structured notes involve risks including income risk, credit risk and market risk. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.


RISKS OF SWAPS



The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Adviser and the Subadviser are incorrect in their forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.



FINANCIAL LEVERAGE RISK


There can be no assurance that a financial leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares and the risk that fluctuations in distribution rates on any preferred shares and costs of borrowings may affect the return to holders of Common Shares. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to holders of Common Shares will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. The costs of an offering of preferred shares and/or borrowing program will be borne by holders of Common Shares and consequently, will result in a reduction of the net asset value of Common Shares.


The investment advisory fees paid by the Fund will be calculated on the basis of the Fund's managed assets, which includes proceeds from the issuance of preferred shares and/or borrowings, so the investment advisory fee paid by the Fund will be higher when financial leverage is utilized. This may create a conflict of interest between the Adviser and holders of Common Shares as providers of the credit facility or holders of preferred securities do not bear the investment advisory fee, rather, holders of Common Shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds from the issuance of preferred shares and/or borrowings. This means that holders of


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Common Shares effectively bear the entire investment advisory fee. See
"Investment objectives, principal investment strategies and risks--Use of Leverage and Related Risks" and "Management of the Fund--The Adviser."


Any lender in connection with a credit facility may impose specific restrictions as condition to borrowing. Similarly, to the extent the Fund issues preferred shares, the Fund currently intends to seek an AAA or equivalent credit rating from one or more rating agencies on any preferred shares it issues and the Fund may be subject to investment restrictions of the rating agency as a result. Such restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or the Subadviser in managing its respective portion of the Fund's portfolio in accordance with its investment objectives and policies. See "Description of capital structure--Preferred Shares" and "Description of capital structure--Credit Facility/Commercial Paper Program."



Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund's use of derivative instruments exposes the Fund to special risks. See "Investment objectives, principal investment strategies and risks--Portfolio Composition" and "Investment objectives, principal investment strategies, and risks--Portfolio Composition--Strategic Transactions."


FOREIGN SECURITIES RISK


The Fund will invest in credit securities of issuers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund.


The foreign securities in which the Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.


Since the Fund may invest in credit securities of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may


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invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund may also engage in foreign currency hedging transactions. See "Investment objectives, principal investment strategies and risks--Portfolio Composition--Foreign securities--Foreign currency transactions" and "Investment objectives, principal investment strategies and risks--Portfolio Composition--Strategic Transactions."



The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Distributions" and "Dividend reinvestment plan." The liquidation of investments, if required, may have an adverse impact on the Fund's performance.


STRATEGIC TRANSACTIONS RISK


The Fund may utilize options, forward contracts, futures contracts and options on futures contracts, and may enter into various currency transactions, such as currency forward contracts, currency futures contracts, and options on currencies or currency futures contracts (collectively, referred to as "Strategic Transactions"). Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



The use of forward contracts, options and futures transactions entails certain special risks. In particular, the use of such transactions by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation


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margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any Strategic Transactions engaged in by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. See "Investment objectives, principal investment strategies and risks--Portfolio Composition--Foreign securities--Foreign currency transactions."


NET ASSET VALUE DISCOUNT

Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a "discount." Historically, shares of closed-end funds, have traded at a discount to their net asset value, and the Fund cannot predict whether its shares will trade at a discount to their net asset value. Immediately following the offering, the net asset value of the Fund's shares will be reduced by offering costs paid by the Fund. Because the market price of the Fund's shares may be determined by factors such as net asset value, there is an increased risk that the Fund will trade below its offering price for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with

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respect to the investor's investment objectives and personal situation. See
"Description of capital structure."


MANAGER RISK

As with any managed fund, the Adviser and the Subadviser may not be successful in selecting the best-performing securities or investment techniques in managing its respective portion of the Fund's portfolio, and the Fund's performance may lag behind that of similar funds.

OTHER RISKS OF INVESTING IN THE FUND

NO OPERATING HISTORY

The Fund is a newly organized, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

INVESTMENT RISK

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES


The Fund may acquire shares in other investment companies, including foreign investment companies to the extent permitted by the 1940 Act. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.


ZERO COUPON SECURITIES RISK

Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund's shares. Most emerging market countries have

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experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS RISK

The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights.

The Fund's use of reverse repurchase agreements involve many of the same risks involved in the Fund's use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund's net asset value will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

ILLIQUID INVESTMENTS RISK


The Fund's investments in relatively illiquid securities and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for fair value, as well as its ability to fairly value such investments and take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.


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SHORT SALES RISK

The Fund may engage in short sales. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

WARRANTS RISK


The Fund may invest in warrants. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower's assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the Fund's net asset value.


TEMPORARY INVESTMENTS RISK

During periods in which the Fund believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its primary investment holdings and invest in certain short-term and medium-term debt securities or hold cash. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities believed to be of high quality, which are expected to be subject to relatively low risk of loss of interest or principal. In taking such defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objectives.

TAX RISK


The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, that it distributes (or is deemed to have distributed, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount at least equal to 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests. In addition, at least 90% of its gross income for such year must be comprised of certain types of qualifying income. If, for any taxable year, the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax on its net income and capital gains at the 35% U.S. federal corporate income tax rate (without a deduction for distributions to shareholders) and, when such income is distributed, to a further tax at the shareholder level at ordinary income tax rates to the extent of the Fund's current or accumulated earnings and profits. Accordingly, in such event, the Fund's ability to achieve its investment objectives would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns.


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CERTAIN AFFILIATIONS RISK


Certain broker-dealers, including Morgan Stanley & Co. Incorporated, will be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.


MARKET DISRUPTION

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

ANTI-TAKEOVER PROVISIONS

The Fund's Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then-current market price of the common shares or at net asset value. The Fund's Board has determined that these provisions are in the best interests of shareholders generally.

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Advisers, is the responsibility of the Fund's Board under the laws of the State of Delaware and the 1940 Act.

THE ADVISER


Van Kampen Asset Management is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and had more than $118 billion under management or supervision as of March 31, 2007. The Adviser has substantial investment experience managing loans and credit related investments and, as of March 31, 2007, together with its affiliates managed approximately $8.1 billion in senior loan assets. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment


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banking, research and analysis, financing and financial advisory services. The
Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


The Adviser will provide certain day-to-day investment management services to the Fund. Under an investment advisory agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.25% of the Fund's average daily managed assets, which shall mean the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate liquidation preference of any preferred shares and/or the aggregate amount of any borrowings for investment purposes ("Managed Assets").



Howard Tiffen, Managing Director of the Adviser and Vice President of the senior loan funds advised by the Adviser, and Christina Jamieson, Executive Director of the Adviser and assistant portfolio manager of the senior loan funds advised by the Adviser, are jointly and primarily responsible for the overall management of the Fund and for the day-to-day management of the Adviser's portion of the Fund's assets. Mr. Tiffen has been associated with the Adviser in an investment management capacity since 1999 and has over 30 years of investment experience and, as of March 31, 2007, managed approximately $8.1 billion in senior loan assets. Prior to joining the Adviser, Mr. Tiffen was senior portfolio manager for Pilgrim Investments' Senior Floating Rate Investment Management business from 1995 to 1999, where he managed the Pilgrim Prime Rate Trust and other structured senior loan portfolios. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America, and its predecessor, Continental Bank. Mr. Tiffen is an associate of the Chartered Institute of Bankers and a member of the Economic Club of Chicago.


Ms. Jamieson has been associated with the Adviser in an investment management capacity since 2000. Ms. Jamieson has over 22 years of investment experience. Prior to joining the Adviser in 2000, Ms. Jamieson was Senior Vice President and Credit Officer at Bank One/First Chicago where she had responsibility for the credit quality and portfolio management of four business units. These included the Retailing Industry Portfolio, the Transportation Industry Portfolio, the Principal Investor/Leverage Finance Portfolio and the Par Loan Trading Activity. Ms. Jamieson is also a Certified Public Accountant and previously completed her public accounting work at PricewaterhouseCoopers in Boston.

THE SUBADVISER


Avenue Europe International Management, L.P. is the Fund's investment subadviser. The Subadviser is one of three SEC registered investment advisers included in the Avenue Capital Group. The Subadviser is 99% owned by Avenue GL Europe, LLC, a limited partner, and is 1% owned and controlled by Avenue Europe International Management GenPar, LLC, its general partner. Both the limited partner and the general partner are controlled by Marc Lasry and Sonia Gardner. The Subadviser, located at 535 Madison Avenue, New York, New York 10022, has experience managing investment portfolios and private investment funds not registered under the 1940 Act and, as of March 31, 2007, had more than $1.6 billion in assets under management, and together with its affiliates, as of March 31, 2007, had more than $13.1 billion in assets under management. Morgan Stanley owns an indirect, non-controlling interest in the Subadviser.



Under an investment subadvisory agreement with the Adviser, the Subadviser, subject to the control and supervision of the Fund, its officers, the Board and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Fund as well as the Avenue-Credit Thresholds, makes certain day-to-day investment decisions for the Fund and places certain of the Fund's purchase and sales orders. The Adviser will pay the Subadviser an annual fee, payable monthly, in an amount equal to 1.25% of the portion of the Managed Assets of the Fund managed by the Subadviser.


Richard Furst, Senior Portfolio Manager of the Subadviser, and Raul Ramirez, a Portfolio Manager of the Subadviser, are jointly and primarily responsible for the day-to-day management of the

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MANAGEMENT OF THE FUND
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Subadviser's portion of the Fund's assets. Mr. Furst is responsible for the overall execution of the investment strategy of the Fund with respect to the portion of the Fund's portfolio managed by the Subadviser. Mr. Furst has been associated with the Subadviser in an investment management capacity since 2004. Prior to joining the Subadviser, he was a portfolio manager with Moore Capital Group, managing approximately $1.0 billion of U.S. and European distressed and high yield securities. Prior to that, he was a Managing Director and Head of U.S. Special Situations Trading group for Bank of America, managing $300 million in capital. Previously, Mr. Furst was a Vice President in the High Yield and Distressed Trading and Research department of Salomon Brothers, Inc., after serving as an Analyst in their Mergers, Acquisitions, and Restructuring group.


Mr. Ramirez has been associated with the Subadviser in an investment management capacity since 2006. Prior to joining the Subadviser, Mr. Ramirez was a portfolio manager based in London at Goldentree Asset Management UK, focused on European investments. Previously, Mr. Ramirez was Executive Director of the Special Situations Group at Morgan Stanley, focused on the European energy sector. While at Morgan Stanley, Mr. Ramirez was also the Head of European Distressed Research.


The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


Distributions


Commencing with the Fund's initial distribution, the Fund intends to make regular monthly distributions to Common Shareholders. The amount of each monthly distribution will vary depending on a number of factors, including distributions payable on the preferred shares or other costs of financial leverage. As portfolio and market conditions change, the rate of distribution on the Common Shares and the Fund's distribution policy could change. On an annual basis, the Fund intends to distribute all or substantially all of its net investment income (after it pays accrued distributions on any outstanding preferred shares or other costs of financial leverage) to meet the requirements for qualification as a regulated investment company under the Code. The initial distribution to Common Shareholders is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions.



The net investment income of the Fund will consist of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on options, futures and forward positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. The Fund intends to distribute all or substantially all of the Fund's investment company taxable income each year. In addition, at least annually the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund's net investment income and net capital gain for any year exceed the total distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.


If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax-free return of capital to each Common Shareholder up to the amount of the Common Shareholder's basis in his or her Common Shares, and thereafter as gain from the sale of Common Shares. The amount

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--------------------------------------------------------------------------------

treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. To the extent the Fund's distribution policy results in distributions in excess of its net investment taxable income and net capital gain, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case if distributions were limited to these amounts. Distributions in any year may or may not include a substantial return of capital component.


Common Shareholders will automatically reinvest some or all of their distributions in additional Common Shares pursuant to the Fund's dividend reinvestment plan, unless such shareholders contact the Plan Agent and elect to receive distributions in cash. See "Dividend reinvestment plan."


Tax matters


The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and, except as otherwise noted, its shareholders that are U.S. persons as defined for U.S. federal income tax purposes. For more information, please see the section of the SAI entitled "Tax matters." Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences to you of an investment in the Fund.



The Fund intends to qualify annually as a regulated investment company under the Code. Accordingly, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net realized capital gains that the Fund distributes to its shareholders. The Fund expects to pay to its shareholders annually all or substantially all of such income.



Distributions paid, or deemed paid, to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gain dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") will generally be subject to tax as ordinary income.



In general, the Fund does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income, which currently is eligible for taxation at the rates applicable to long-term capital gains in the case of individual shareholders, or that a corporate shareholder will be able to claim a dividends received reduction with respect to any significant portion of Fund distributions.


If, for any calendar year, the Fund's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the Common Shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the Common Shares, thereby increasing such shareholder's potential gain or reducing such or her potential loss on the sale of the Common Shares. Any amounts distributed to a shareholder in excess of such shareholder's tax basis in the Common Shares will be taxable to the shareholder as capital gain (assuming the Common Shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated

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TAX MATTERS
--------------------------------------------------------------------------------

for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase Common Shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.


The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund during the preceding year. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.



If you sell or otherwise dispose of Common Shares of the Fund, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such Common Shares of the Fund and the amount you receive in exchange for such Common Shares. If you hold your Common Shares as capital assets, any such gain or loss generally will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale.


The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a non-corporate holder of the Fund's Common Shares who fails to provide the Fund (or its agent) with the shareholder's correct taxpayer identification number (in the case of an individual, generally, such individual's social security number) or to make the required certification, or who has been notified by the Internal Revenue Service (the "IRS") that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

FOREIGN TAX CREDITS


The Fund may be subject to certain taxes imposed by the foreign countries in which it invests with respect to dividends, capital gains and interest income. Under the Code, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. The Fund expects to qualify for and may make this election. For any year that the Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing its taxable income or to use it as a foreign tax credit against U.S. income taxes, if any.



The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification


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                                                                              53
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TAX MATTERS
--------------------------------------------------------------------------------

will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

FOREIGN SHAREHOLDERS

A "foreign investor" is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership or a foreign estate trust. Taxation of a shareholder who, as to the United States, is a foreign investor depends, in part, on whether the shareholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the shareholder.


If the foreign investor's income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net short-term capital gains generally will be subject to a 30% (or lower treaty rate) U.S. withholding tax. For the Fund's taxable years beginning on or before December 31, 2007, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year.


Foreign investors may be subject to an increased U.S. federal income tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. federal income tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Fund, since the Fund will incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. A foreign investor may be required to establish it is not a U.S. person in order to avoid backup withholding tax on payments that would not otherwise be subject to the 30% withholding tax described above. Backup withholding is not a separate tax and may be refunded to a foreign shareholder; however, a foreign shareholder would generally have to file a U.S. tax return to claim this refund.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment

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 54
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TAX MATTERS
--------------------------------------------------------------------------------

income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. persons and a foreign investor that is a corporation may also be subject to an additional 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to claim treaty benefits. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is effectively connected with a U.S. trade or business carried on by them,
(b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.


NOTICES


Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations presently in effect as they directly govern the taxation of the Fund and its shareholders and does not constitute tax advice. For complete provisions, reference should be made to the pertinent Code sections and Treasury regulations. The Code and the Treasury regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of Common Shares are advised to consult their own tax advisors for more detailed information concerning the U.S. federal income taxation of the Fund and the income tax consequences to its holders of Common Shares. Holders of Common Shares are also advised to consult their own tax advisors with regard to the tax consequences under the laws of state, local, foreign or other taxing jurisdictions.

Closed-end fund structure


The Fund is a closed-end management investment company with no operating history. Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous in-flows and out-flows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.


Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however,

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                                                                              55
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CLOSED-END FUND STRUCTURE
--------------------------------------------------------------------------------

that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

Dividend reinvestment plan

The Fund offers a Dividend Reinvestment Plan (the "Plan") pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a common shareholder specifically elects to receive cash.


Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of Common Shares of each Fund in administering the Plan. All Fund common shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.


Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund ("newly issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

--------------------------------------------------------------------------------
 56

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.


The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions. See "Tax matters."



Common shareholders may withdraw from the Plan at anytime by calling (800) 341-2929 or by writing to the Plan Agent, Computershare Trust Company, N.A. at P.O. Box 43011, Providence, R.I. 02940-3011. If you withdraw, shares will be held by the Plan Agent in non-certificated form in the name of the participant. Common shareholders of the Fund may again elect to participate in the Plan at any time by calling (800) 341-2929 or by writing to the Plan Agent at the address listed above.


Description of capital structure

The Fund is a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated March 15, 2007. The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.01 per share. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per Common Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately

--------------------------------------------------------------------------------
                                                                              57
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DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability.


While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. See "Investment objective, principal investment strategies and risks" and "Distributions." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.



The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding common shareholders. The Common Shares have no preemptive rights.



The Fund will not issue certificates for the Common Shares.


REPURCHASE OF COMMON SHARES

Because shares of closed-end funds frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of holders of Common Shares for the Fund to take corrective actions. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these

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 58
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DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

actions or if undertaken, that such actions will result in the Fund's Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of holders of Common Shares, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.

PREFERRED SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "preferred shares"), having a par value of $0.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on the Fund's preferred shares may exceed the Fund's return after expenses on the investment of proceeds from the preferred shares, resulting in a lower rate of return to Common Shareholders than if the preferred shares were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund's Trustees. Under the 1940 Act, if at any time distributions on the preferred shares are unpaid in an amount equal to two full years' distributions thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund's Trustees until all distributions in arrears have been paid or declared and set apart for payment. In addition, if required by a rating agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund's Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

The Fund currently intends to seek an AAA or equivalent credit rating from one or more rating agencies on any preferred shares that the Fund issues. The Fund intends that, as long as preferred

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                                                                              59
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DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Although, as of the date hereof, no rating agency has established guidelines relating to the Fund's preferred shares, based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by a rating agency will be more or less restrictive than as described in this Prospectus.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM


The Fund currently intends to leverage through borrowings and intends to enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately one-third of the Fund's total assets (inclusive of the amount borrowed) following the closing of the offer and sale of the Common Shares offered hereby. Any such borrowings would constitute financial leverage. Such a credit facility/commercial paper program is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the credit facility/commercial paper program or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the credit facility/commercial paper program against liabilities they may incur in connection with the credit facility/commercial paper program.


Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund's portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed
33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. If the Fund borrows money or enters into credit facility/commercial paper program, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.


In addition, the Fund expects that a credit facility/commercial paper program would contain covenants that, among other things, likely will limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/commercial paper program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/commercial paper program on terms and


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 60
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DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------


conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/commercial paper program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.


ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST


The Fund presently has provisions in its Agreement and Declaration of Trust and By-laws governing documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Trustees or shareholders to amend the Agreement and Declaration of Trust and By-laws or effectuate changes in the Fund's management. These provisions of the Agreement and Declaration of Trust and By-laws of the Fund may be regarded as "anti-takeover" provisions. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office (i) by a vote of the holders of at least a majority of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose or (ii) by a written declaration signed by holders of not less than a majority of the shares then outstanding.



In addition, the Fund's Agreement and Declaration of Trust requires the affirmative vote of at least three-fourths of the Fund's outstanding shares of each affected class or series entitled to be cast, voting separately as a class or series, to approve, adopt or authorize certain transactions, unless the transaction has been approved by a two-thirds vote of the Trustees, in which case the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon shall be required.



The transactions subject to these special approval requirements are:



- the merger or consolidation of the Fund (in which the Fund is not the surviving party);



- the dissolution of the Fund;



- the sale of all or any substantially all of the assets of the Fund to any "person" (as defined in the 1940 Act);



- any amendment to, repeal of or adoption of any provision inconsistent with the Fund's Declaration of Trust regarding election and term of Trustees;



- any amendment to the Declaration of Trust that reduces the three-fourths vote required to authorize these transactions listed.



The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.


CONVERSION TO OPEN-END FUND


The Fund may be converted to an open-end management investment company at any time if approved by (ii) the affirmative vote of at least three-fourths of the Fund's outstanding shares of each class entitled to be cast or (ii) if such conversion has been approved by a two-thirds vote of the Trustees, then approval shall require the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Fund. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved


--------------------------------------------------------------------------------

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------


and would also require at least 30 days' prior notice to all shareholders. The composition of the Fund's portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange, the Chicago Stock Exchange or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.


--------------------------------------------------------------------------------
 62

--------------------------------------------------------------------------------

Underwriting


The Underwriters named below, acting through UBS Securities LLC, 299 Park Avenue, New York, New York, and Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York, as lead managers and A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., Oppenheimer & Co. Inc., RBC Capital Markets Corporation, Wells Fargo Securities LLC, Robert W. Baird & Co. Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Ferris, Baker Watts, Incorporated and Stifel, Nicolaus & Company, Incorporated, as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth below opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.



                                                                   NUMBER OF
UNDERWRITERS                                                   COMMON SHARES
----------------------------------------------------------------------------
UBS Securities LLC..........................................
Morgan Stanley & Co. Incorporated...........................
A.G. Edwards & Sons, Inc. ..................................
Raymond James & Associates, Inc. ...........................
Oppenheimer & Co. Inc. .....................................
RBC Capital Markets Corporation.............................
Wells Fargo Securities, LLC ................................
Robert W. Baird & Co. Incorporated..........................
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc. .....................................................
Ferris, Baker Watts, Incorporated ..........................
Stifel, Nicolaus & Company, Incorporated....................
                                                               ------------
  Total.....................................................
                                                               ============


The Fund has granted to the Underwriters an option, exercisable for 45 days from
the date of this Prospectus, to purchase up to an additional      Common Shares
to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise this option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered by this Prospectus. To the extent the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to limited conditions, to purchase the additional number of Common Shares proportionate to such Underwriter's initial commitment.


The Fund has agreed to pay a commission to the Underwriters in the amount of $0.90 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to
$     per Common Share from such commission to selected dealers who sell the
Common Shares and that such dealers may reallow a concession of up to $     per
Common Share to certain other dealers who sell Common Shares. The Adviser has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs of the Fund (other than sales loads) that exceed $0.04 per Common Share.
Investors must pay for any Common Shares purchased on or before           ,
2007.


Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the

--------------------------------------------------------------------------------

UNDERWRITING
--------------------------------------------------------------------------------


Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares ($2,000).



The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, except in the cases of willful misfeasance, bad faith or gross negligence or reckless disregard of applicable obligations and duties. The Subadviser separately has entered into a similar agreement with the several Underwriters.


The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund's Dividend Reinvestment Plan, and issuances in connection with any preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically.


SHAREHOLDER SERVICING FEE, ADDITIONAL COMPENSATION TO UNDERWRITERS AND OTHER RELATIONSHIPS


Pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement") between UBS Securities LLC and the Adviser, UBS Securities LLC, following the completion of this offering, will at the request of and as specified by the Adviser: (i) undertake to make available public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits, (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community (provided that services described in (i) and (ii) above shall not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliates in the ordinary course of their business); (iii) provide certain economic research and statistical information and reports, if reasonably obtainable, on matters including the Fund's market performance and comparative information regarding the Fund and other investment funds, to the Adviser or the Fund, and consult with representatives of the Adviser and the Board of Trustees of the Fund in connection therewith; and (iv) provide information

--------------------------------------------------------------------------------
 64

UNDERWRITING
--------------------------------------------------------------------------------


to and consult with the Adviser and/or the Board of Trustees of the Fund with respect to applicable strategies designed to address market value discounts, including providing information concerning the use and impact of such strategies by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, the Adviser (and not the Fund) will pay UBS Securities LLC a fee computed daily and payable quarterly equal, on an annual basis, of 0.10% of the Fund's Managed Assets. The total of all of the payments payable to UBS Securities LLC under the Shareholder Servicing Agreement
will not exceed      % of the aggregate initial offering price of the Common
Shares offered hereby. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Adviser for any act or omission to act in the course of its performances under the Shareholder Servicing Agreement in the absence of bad faith, gross negligence or willful misconduct on the part of UBS Securities LLC. The Shareholder Servicing Agreement will continue so long as the investment management agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser as and to the extent that the investment management agreement is renewed periodically in accordance with the 1940 Act.



In connection with this transaction, Morgan Stanley & Co. Incorporated will be paid a marketing and structuring fee by the Adviser (and not the Fund) equal to 1.25% of the aggregate price to the public of the Common Shares sold by Morgan Stanley & Co. Incorporated (including shares over-allotted by Morgan Stanley & Co. Incorporated regardless of whether the underwriters' over-allotment option
is exercised), and which will total $     . The marketing and structuring fee
paid to Morgan Stanley & Co. Incorporated will not exceed   % of the total price
to the public of the Common Shares sold in this offering. In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to Morgan Stanley & Co. Incorporated by the Adviser for advice to the Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its common shares. These services provided by Morgan Stanley & Co. Incorporated to the Adviser are unrelated to the Adviser's function of advising the Fund as to its investments in securities.



The Adviser (and not the Fund) has agreed pursuant to an additional compensation agreement (the "Additional Compensation Agreement") to pay to certain qualifying Underwriters who meet specified sales targets ("Qualifying Underwriters"), quarterly in arrears, an annual fee of a percentage of the Fund's average daily gross assets attributable to Common Shares sold by such Qualifying Underwriter (including a proportionate allocation of the Fund's assets that may in the future be acquired using leverage, thus increasing the total amount of assets on which the fee is paid). Such sales targets may be waived or lowered with respect to any Underwriter in the sole discretion of the Adviser. These fee payments will remain in effect only so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed
periodically in accordance with the 1940 Act.           will receive additional
compensation which will not exceed   % of the aggregate initial offering price
of the Common Shares offered hereby.



The sum of the noted fees to be paid by the Adviser to UBS Securities LLC, Morgan Stanley & Co. Incorporated and the Qualifying Underwriters and the sales load to be paid by the Fund will not exceed 9.00% of the aggregate initial offering price of the Common Shares offered hereby. None of the compensation to be received by Underwriters with respect to additional compensation transactions will be subject to any discount methodology.


Morgan Stanley & Co. Incorporated is an affiliate of the Adviser.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dividend paying agent, transfer agent and registrar

Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. will act as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's Common Shares. The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

Custodian

State Street Bank and Trust Company will serve as custodian for the Fund. The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is One Lincoln Street, Boston, Massachusetts 02111.

Legal opinions

With respect to matters of U.S. law, the validity of the Common Shares offered hereby will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. Certain legal matters will be passed on for the Underwriter by Clifford Chance US LLP, New York, New York, who may rely on the opinion of Skadden, Arps, State, Meagher & Flom LLP as to matters of Delaware law. Davis Polk & Wardwell has advised the Subadviser with respect to certain matters in connection with the offering.

Reports to shareholders

The Fund will send to holders of Common Shares unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm


Deloitte & Touche LLP, Chicago, Illinois, is the Fund's independent registered public accounting firm and will audit the Fund's financial statements.


Additional information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling 1-800-847-2424.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------
 66

--------------------------------------------------------------------------------

Table of contents for the
statement of additional information


Investment objectives, policies and
  risks.............................    B-2
Investment restrictions.............   B-15
Management of the Fund..............   B-16
Other agreements....................   B-34
Portfolio transaction and brokerage
  allocation........................   B-35
Net asset value.....................   B-37
Description of shares...............   B-38
Repurchase of common shares.........   B-38
Tax matters.........................   B-40
Proxy voting policy and proxy voting
  record............................   B-46
Independent registered public
  accounting firm...................   B-46
Legal counsel.......................   B-46
Additional information..............   B-46
Report of independent registered
  public accounting firm............    F-1
Financial statements................    F-2
Appendix A: Description of
  securities ratings................    A-1
Appendix B: Proxy voting policies
  and procedures....................   BB-1


--------------------------------------------------------------------------------

The Fund's privacy policy

WE RESPECT YOUR PRIVACY

Van Kampen Investments and the Adviser appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Privacy Policy (the "Policy") describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

--------------------------------------------------------------------------------

THE FUND'S PRIVACY POLICY
--------------------------------------------------------------------------------

- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

       A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

       B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

--------------------------------------------------------------------------------
 68

                         (VAN KAMPEN INVESTMENTS LOGO)


                                                                     VTAPRO 5/07

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION            DATED MAY 25, 2007

--------------------------------------------------------------------------------

(VAN KAMPEN INVESTMENTS LOGO)

                                     Van Kampen Dynamic
                                     Credit Opportunities Fund


STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Van Kampen Dynamic Credit Opportunities Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.


TABLE OF CONTENTS
--------------------------------------------------------------------------------


Investment objectives, policies and
  risks.............................    B-2
Investment restrictions.............   B-15
Management of the Fund..............   B-16
Other agreements....................   B-34
Portfolio transactions and brokerage
  allocation........................   B-35
Net asset value.....................   B-37
Description of shares...............   B-38
Repurchase of common shares.........   B-38
Tax matters.........................   B-40
Proxy voting policy and proxy voting
  record............................   B-46
Independent registered public
  accounting firm...................   B-46
Legal counsel.......................   B-46
Additional information..............   B-46
Report of independent registered
  public accounting firm............    F-1
Financial statements................    F-2
Appendix A: Description of
  securities ratings................    A-1
Appendix B: Proxy voting policies
  and procedures....................   BB-1


--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 2007.

This Statement of Additional Information (the "SAI") is not a prospectus and is authorized for distribution to prospective investors only if preceded or
accompanied by the Prospectus for the Fund dated           , 2007, as
supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by calling the Fund at 1-800-847-2424. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's (the "SEC") web site (http://www.sec.gov).

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment objectives, policies and risks


The following disclosure supplements the disclosure set forth under the caption "Investment objectives, principal investment strategies and risks" in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


SENIOR LOANS


THE SENIOR LOAN PROCESS


Senior Loans are generally negotiated between a borrower and several lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services.

The agent generally is required to administer and manage the Senior Loan on behalf of other lenders. When evaluating Senior Loans, the Adviser and the Subadviser may consider, and may rely in part on, analysis performed by the agent and other lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing the Senior Loans. As to collateralized Senior Loans, the agent usually is required to monitor the collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally is also responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

The Fund normally relies on the agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a Participation (as defined below)) of any adverse change in the borrower's financial condition. The Fund will not purchase interests in Senior Loans unless the agent, lender and any other person positioned between the Fund and the borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to lenders when a Senior Loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a borrower prepays a Senior Loan. The Fund receives these fees directly from the borrower if the Fund is an original lender (as defined below) or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment (as defined below). Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation (as defined below), depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee to the lender selling the Assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash and/or liquid securities.


TYPES OF SENIOR LOAN INVESTMENTS


The Fund may act as one of a group of lenders originating a Senior Loan (an "original lender"), may purchase assignments or novations ("Assignments") of portions of Senior Loans from third parties and may invest in participations ("Participations") in Senior Loans.

Original Lender. When the Fund acts as an original lender, it may participate in structuring the Senior Loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected. The Fund will never act as the agent or principal negotiator or administrator of a Senior Loan.

Assignment. The purchaser of an Assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

Participations. When the Fund purchases a Participation in a Senior Loan, the Fund will usually have a contractual relationship only with the lender selling the Participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the Participation. In the event of insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender.


The Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a Participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.


LOWER GRADE LOANS AND DEBT

The Fund's investments may include obligations with the lowest grade assigned by recognized rating organizations and unrated obligations of comparable quality. Obligations assigned the lowest grade ratings include those of companies that are in default or are in bankruptcy or reorganization. Obligations of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the obligation may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount obligations may stop generating income and lose value or become worthless. The Adviser will balance the benefits of deep discount obligations with their risks. While a diversified portfolio may reduce the overall impact of a deep discount obligation that is in default or loses its value, the risk cannot be eliminated.

Few lower-grade obligations are listed for trading on any national securities exchange, and issuers of lower-grade obligations may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated obligations as compared with a fund that invests primarily in higher-grade obligations. Unrated obligations are usually not as attractive to as many buyers as are rated obligations, a factor which may make unrated obligations less marketable. These factors may have the effect of limiting the availability of the obligations for purchase by the Fund and may also limit the ability of the Fund to sell such obligations at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade obligations, these obligations may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The markets for lower-grade loans and debt obligations may be less liquid than the markets for higher-grade obligations. Liquidity relates to the ability of a fund to sell an obligation in a timely manner at a price which reflects the value of that obligation. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade obligations may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade obligations generally could reduce market liquidity for such obligations and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such obligations and adversely affect the value of outstanding obligations or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such obligations in a timely manner and at their stated value than would be the case for obligations for which an established retail market does exist.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade obligations held in the Fund's portfolio, the ability of the Fund to value the Fund's obligations becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund's obligations due to the reduced availability of reliable objective data.

The Fund will rely on the Adviser's or the Subadviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In their analysis, the Adviser and the Subadviser may consider the credit ratings of recognized rating organizations in evaluating obligations although the Adviser and the Subadviser do not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Adviser and the Subadviser continuously monitor the issuers of obligations

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held in their respective managed portions of the Fund. Additionally, since most foreign income obligations are not rated, the Fund will invest in such obligations based on the analysis of the Adviser and the Subadviser without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade obligations and foreign income obligations, achievement of the Fund's investment objectives may be more dependent upon the credit analysis of the Adviser and the Subadviser than is the case with investing in higher-grade obligations.

New or proposed laws may have an impact on the market for lower-grade obligations. The Fund is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade obligations.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser or the Subadviser seek to use such transactions to further the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

CALL AND PUT OPTIONS

The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter ("OTC") markets and may also purchase related futures contracts on such securities, indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

SELLING CALL AND PUT OPTIONS

Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such

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circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in OTC transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of OTC options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

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OTC OPTIONS

The Fund is authorized to purchase and sell OTC options. OTC options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty.

FUTURES CONTRACTS

The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission (the "CFTC") under which the Fund would be exempt from registration as a "commodity pool." An index futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) or to take or make delivery of cash based upon the change in value of a basket or index of securities at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits or LIBOR.

Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

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Special Risks Associated with Futures Contract Transactions.  There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement. There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Adviser's or the Subadviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in

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futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

OPTIONS ON FUTURES CONTRACTS

The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser and the Subadviser will not purchase options on futures contracts on any exchange unless in the Adviser's or the Subadviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

OPTIONS ON FOREIGN CURRENCIES

The Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency

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options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The Fund may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts)

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and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible

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intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

SWAP TRANSACTIONS


The Fund may enter into swap transactions, including currency, credit default, total return and interest rate swap agreements, as well as options thereon, and may purchase or sell caps, floors and collars.


The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning the physical securities that compose a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

The Fund may enter into credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will pay periodic payments and profit if the reference entity defaults. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract's maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap,

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

the note purchaser (protection seller) receives periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract's maturity if no credit event occurs.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will, therefore, be subject to the Fund's investment restriction limiting investment in illiquid securities.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will enter into swap, cap or floor transactions only with counterparties approved by the Adviser in accordance with guidelines established by the Fund's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the Fund's swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and the Fund segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into a swap transaction on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the caps, floors or collars.

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

STRUCTURED NOTES

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the Fund invests in these securities, however, the Adviser and the Subadviser analyze these securities with respect to the portion of the Fund's portfolio each manages in their overall assessment of the effective maturity of the Fund's portfolio in an effort to monitor the Fund's interest rate exposure.

USE OF SEGREGATED AND OTHER ACCOUNTS


Many Strategic Transactions and swaps, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment restrictions


The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund's voting securities present at a meeting at which more than 50% of the Fund's outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:


       1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

       2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.


       3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.



       4. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.


       5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

       6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

       instruments backed by physical commodities or as otherwise permitted by
       (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

       7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.


       Thus, according to the Fund's fundamental investment restrictions, the Fund currently may not:



       1. Invest in any security if, as a result 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry.



       2. Purchase or sell real estate, except that the Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase or sell mortgage-related securities and (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities.



       The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


Management of the Fund

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), the Adviser, the Subadviser, Van Kampen Distributors Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

NAME, AGE AND                                       TERM OF OFFICE   PRINCIPAL                     NUMBER OF FUNDS IN
ADDRESS OF                       POSITION(S) HELD   AND LENGTH OF    OCCUPATIONS(S)                FUND COMPLEX
INDEPENDENT TRUSTEE(1)           WITH FUND(1)       TIME SERVED      DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE
David C. Arch (61)                  Trustee          Trustee since   Chairman and Chief Executive         74
Blistex Inc.                                         2007            Officer of Blistex Inc., a
1800 Swift Drive                                                     consumer health care
Oak Brook, IL 60523                                                  products manufacturer.
                                                                     Director of the Heartland
                                                                     Alliance, a nonprofit
                                                                     organization serving human
                                                                     needs based in Chicago.
                                                                     Former Director of St.
                                                                     Vincent de Paul Center, a
                                                                     Chicago based day care
                                                                     facility serving the
                                                                     children of low income
                                                                     families. Board member of
                                                                     the Illinois Manufacturers'
                                                                     Association.

Jerry D. Choate (68)                Trustee          Trustee since   Prior to January 1999,               74
33971 Selva Road                                     2007            Chairman and Chief Executive
Suite 130                                                            Officer of the Allstate
Dana Point, CA 92629                                                 Corporation ("Allstate") and
                                                                     Allstate Insurance Company.
                                                                     Prior to January 1995,
                                                                     President and Chief
                                                                     Executive Officer of
                                                                     Allstate. Prior to August
                                                                     1994, various management
                                                                     positions at Allstate.

NAME, AGE AND
ADDRESS OF                       OTHER DIRECTORSHIPS
INDEPENDENT TRUSTEE(1)           HELD BY TRUSTEE
David C. Arch (61)                Trustee/Director/
Blistex Inc.                      Managing General
1800 Swift Drive                  Partner of funds
Oak Brook, IL 60523               in the Fund
                                  Complex.


Jerry D. Choate (68)              Trustee/Director/
33971 Selva Road                  Managing General
Suite 130                         Partner of funds
Dana Point, CA 92629              in the Fund
                                  Complex. Director
                                  of H&R Block,
                                  Amgen Inc., a
                                  biotechnological
                                  company, and
                                  Director of Valero
                                  Energy
                                  Corporation, an
                                  independent
                                  refining company.


--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE AND                                       TERM OF OFFICE   PRINCIPAL                     NUMBER OF FUNDS IN
ADDRESS OF                       POSITION(S) HELD   AND LENGTH OF    OCCUPATIONS(S)                FUND COMPLEX
INDEPENDENT TRUSTEE(1)           WITH FUND(1)       TIME SERVED      DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE
Rod Dammeyer (66)                   Trustee          Trustee since   President of CAC, llc., a            74
CAC, llc.                                            2007            private company offering
4350 LaJolla Village Drive                                           capital investment and
Suite 980                                                            management advisory
San Diego, CA 92122-6223                                             services. Prior to February
                                                                     2001, Vice Chairman and
                                                                     Director of Anixter
                                                                     International, Inc., a
                                                                     global distributor of wire,
                                                                     cable and communications
                                                                     connectivity products.


NAME, AGE AND
ADDRESS OF                       OTHER DIRECTORSHIPS
INDEPENDENT TRUSTEE(1)           HELD BY TRUSTEE
Rod Dammeyer (66)                 Trustee/Director/
CAC, llc.                         Managing General
4350 LaJolla Village Drive        Partner of funds
Suite 980                         in the Fund
San Diego, CA 92122-6223          Complex. Director
                                  of Quidel
                                  Corporation,
                                  Stericycle, Inc.
                                  and Ventana
                                  Medical Systems,
                                  Inc. and Trustee
                                  of The Scripps
                                  Research
                                  Institute. Prior
                                  to April 2007,
                                  Director of GATX
                                  Corporation. Prior
                                  to January 2005,
                                  Trustee of the
                                  University of
                                  Chicago Hospitals
                                  and Health
                                  Systems. Prior to
                                  April 2004,
                                  Director of
                                  TheraSense, Inc.
                                  Prior to January
                                  2004, Director of
                                  TeleTech Holdings
                                  Inc. and Arris
                                  Group, Inc. Prior
                                  to May 2002,
                                  Director of
                                  Peregrine Systems
                                  Inc. Prior to
                                  February 2001,
                                  Director of IMC
                                  Global Inc.



--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE AND                                       TERM OF OFFICE   PRINCIPAL                     NUMBER OF FUNDS IN
ADDRESS OF                       POSITION(S) HELD   AND LENGTH OF    OCCUPATIONS(S)                FUND COMPLEX
INDEPENDENT TRUSTEE(1)           WITH FUND(1)       TIME SERVED      DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE
Linda Hutton Heagy+ (58)            Trustee          Trustee since   Managing Partner of Heidrick         74
Heidrick & Struggles                                 2007            & Struggles, an
233 South Wacker Drive                                               international executive
Suite 7000                                                           search firm. Trustee on the
Chicago, IL 60606                                                    University of Chicago
                                                                     Hospitals Board, Vice Chair
                                                                     of the Board of the YMCA of
                                                                     Metropolitan Chicago and a
                                                                     member of the Women's Board
                                                                     of the University of
                                                                     Chicago. Prior to 1997,
                                                                     Partner of Ray & Berndtson,
                                                                     Inc., an executive
                                                                     recruiting firm. Prior to
                                                                     1996, Trustee of The
                                                                     International House Board, a
                                                                     fellowship and housing
                                                                     organization for
                                                                     international graduate
                                                                     students. Prior to 1995,
                                                                     Executive Vice President of
                                                                     ABN AMRO, N.A., a bank
                                                                     holding company. Prior to
                                                                     1990, Executive Vice
                                                                     President of The Exchange
                                                                     National Bank.

R. Craig Kennedy (55)               Trustee          Trustee since   Director and President of            74
1744 R Street, NW                                    2007            the German Marshall Fund of
Washington, D.C. 20009                                               the United States, an
                                                                     independent U.S. foundation
                                                                     created to deepen
                                                                     understanding, promote
                                                                     collaboration and stimulate
                                                                     exchanges of practical
                                                                     experience between Americans
                                                                     and Europeans. Formerly,
                                                                     advisor to the Dennis
                                                                     Trading Group Inc., a
                                                                     managed futures and option
                                                                     company that invests money
                                                                     for individuals and
                                                                     institutions. Prior to 1992,
                                                                     President and Chief
                                                                     Executive Officer, Director
                                                                     and member of the Investment
                                                                     Committee of the Joyce
                                                                     Foundation, a private
                                                                     foundation.

Howard J Kerr (71)                  Trustee          Trustee since   Prior to 1998, President and         74
14 Huron Trace                                       2007            Chief Executive Officer of
Galena, IL 61036                                                     Pocklington Corporation,
                                                                     Inc., an investment holding
                                                                     company. Director of the
                                                                     Marrow Foundation.

NAME, AGE AND
ADDRESS OF                       OTHER DIRECTORSHIPS
INDEPENDENT TRUSTEE(1)           HELD BY TRUSTEE
Linda Hutton Heagy+ (58)          Trustee/Director/
Heidrick & Struggles              Managing General
233 South Wacker Drive            Partner of funds
Suite 7000                        in the Fund
Chicago, IL 60606                 Complex.


R. Craig Kennedy (55)             Trustee/Director/
1744 R Street, NW                 Managing General
Washington, D.C. 20009            Partner of funds
                                  in the Fund
                                  Complex.


Howard J Kerr (71)                Trustee/Director/
14 Huron Trace                    Managing General
Galena, IL 61036                  Partner of funds
                                  in the Fund
                                  Complex. Director
                                  of the Lake Forest
                                  Bank & Trust.


--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE AND                                       TERM OF OFFICE   PRINCIPAL                     NUMBER OF FUNDS IN
ADDRESS OF                       POSITION(S) HELD   AND LENGTH OF    OCCUPATIONS(S)                FUND COMPLEX
INDEPENDENT TRUSTEE(1)           WITH FUND(1)       TIME SERVED      DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE

Jack E. Nelson (71)                 Trustee          Trustee since   President of Nelson                  74
423 Country Club Drive                               2007            Investment Planning
Winter Park, FL 32789                                                Services, Inc., a financial
                                                                     planning company and
                                                                     registered investment
                                                                     adviser in the State of
                                                                     Florida. President of Nelson
                                                                     Ivest Brokerage Services
                                                                     Inc., a member of the NASD,
                                                                     Securities Investors
                                                                     Protection Corp. and the
                                                                     Municipal Securities
                                                                     Rulemaking Board. President
                                                                     of Nelson Sales and Services
                                                                     Corporation, a marketing and
                                                                     services company to support
                                                                     affiliate companies.

Hugo F. Sonnenschein (66)           Trustee          Trustee since   President Emeritus and               74
1126 E. 59th Street                                  2007            Honorary Trustee of the
Chicago, IL 60637                                                    University of Chicago and
                                                                     the Adam Smith Distinguished
                                                                     Service Professor in the
                                                                     Department of Economics at
                                                                     the University of Chicago.
                                                                     Prior to July 2000,
                                                                     President of the University
                                                                     of Chicago. Trustee of the
                                                                     University of Rochester and
                                                                     a member of its investment
                                                                     committee. Member of the
                                                                     National Academy of
                                                                     Sciences, the American
                                                                     Philosophical Society and a
                                                                     fellow of the American
                                                                     Academy of Arts and
                                                                     Sciences. Prior to 2006,
                                                                     Director of Winston
                                                                     Laboratories, Inc.

NAME, AGE AND
ADDRESS OF                       OTHER DIRECTORSHIPS
INDEPENDENT TRUSTEE(1)           HELD BY TRUSTEE

Jack E. Nelson (71)               Trustee/Director/
423 Country Club Drive            Managing General
Winter Park, FL 32789             Partner of funds
                                  in the Fund
                                  Complex.

Hugo F. Sonnenschein (66)         Trustee/Director/
1126 E. 59th Street               Managing General
Chicago, IL 60637                 Partner of funds
                                  in the Fund
                                  Complex.


--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE AND                                       TERM OF OFFICE   PRINCIPAL                     NUMBER OF FUNDS IN
ADDRESS OF                       POSITION(S) HELD   AND LENGTH OF    OCCUPATIONS(S)                FUND COMPLEX
INDEPENDENT TRUSTEE(1)           WITH FUND(1)       TIME SERVED      DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)      Trustee          Trustee since   Chief Communications Officer         74
815 Cumberstone Road                                 2007            of the National Academy of
Harwood, MD 20776                                                    Sciences/National Research
                                                                     Council, an independent,
                                                                     federally chartered policy
                                                                     institution, from 2001 to
                                                                     November 2003 and Chief
                                                                     Operating Officer from 1993
                                                                     to 2001. Director of the
                                                                     Institute for Defense
                                                                     Analyses, a federally funded
                                                                     research and development
                                                                     center, Director of the
                                                                     German Marshall Fund of the
                                                                     United States, Director of
                                                                     the Rocky Mountain Institute
                                                                     and Trustee of California
                                                                     Institute of Technology and
                                                                     the Colorado College. Prior
                                                                     to 1993, Executive Director
                                                                     of the Commission on
                                                                     Behavioral and Social
                                                                     Sciences and Education at
                                                                     the National Academy of
                                                                     Sciences/National Research
                                                                     Council. From 1980 through
                                                                     1989, Partner of Coopers &
                                                                     Lybrand. Director of
                                                                     Neurogen Corporation, a
                                                                     pharmaceutical company, from
                                                                     January 1998 until June
                                                                     2006.

NAME, AGE AND
ADDRESS OF                       OTHER DIRECTORSHIPS
INDEPENDENT TRUSTEE(1)           HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)    Trustee/Director/
815 Cumberstone Road              Managing General
Harwood, MD 20776                 Partner of funds
                                  in the Fund
                                  Complex. Director
                                  of Fluor Corp., an
                                  engineering,
                                  procurement and
                                  construction
                                  organization,
                                  since January
                                  2004. Director of
                                  Intelligent
                                  Medical Devices, a
                                  symptom based
                                  diagnostic tool
                                  for physicians and
                                  clinical labs.


INTERESTED TRUSTEE

NAME, AGE AND                                       TERM OF OFFICE   PRINCIPAL                     NUMBER OF FUNDS IN
ADDRESS OF                       POSITION(S) HELD   AND LENGTH OF    OCCUPATIONS(S)                FUND COMPLEX
INTERESTED TRUSTEE               WITH FUND          TIME SERVED      DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Wayne W. Whalen(1)* (67)            Trustee          Trustee since   Partner in the law firm of           74
333 West Wacker Drive                                2007            Skadden, Arps, Slate,
Chicago, IL 60606                                                    Meagher & Flom LLP, legal
                                                                     counsel to funds in the Fund
                                                                     Complex.

NAME, AGE AND
ADDRESS OF                       OTHER DIRECTORSHIPS
INTERESTED TRUSTEE               HELD BY TRUSTEE
-------------------------------
Wayne W. Whalen(1)* (67)          Trustee/Director/
333 West Wacker Drive             Managing General
Chicago, IL 60606                 Partner of funds
                                  in the Fund
                                  Complex. Director
                                  of the Abraham
                                  Lincoln
                                  Presidential
                                  Library Foundation


------------


 + As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).


--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


 * Mr. Whalen is an "interested person" (within the meaning of section 2(a)(19) of the 1940 Act) of the funds in the Fund Complex by reason of each of he and his firm currently providing legal services to such funds in the Fund Complex.


(1) After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:


     -- Messrs. Arch, Choate and Kerr and Ms. Woolsey, as Class I trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.



     -- Messrs. Dammeyer and Whalen and Ms. Heagy, as Class II trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.



     -- Messrs. Kennedy, Nelson and Sonnenschein, as Class III trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.


OFFICERS


                                                       TERM OF OFFICE  PRINCIPAL
                                   POSITION(S) HELD    AND LENGTH OF   OCCUPATION(S)
NAME, AGE, AND ADDRESS OF OFFICER  WITH FUND           TIME SERVED     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Ronald E. Robison (68)             President and       Officer since   President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas        Principal           2007            and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020                 Executive                           since May 2003. Managing Director of Van Kampen Advisors
                                   Officer                             Inc. since June 2003. Director of Investor Services since
                                                                       September 2002. Director of the Adviser, Van Kampen
                                                                       Investments and Van Kampen Exchange Corp. since January
                                                                       2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                       & Co. Incorporated. Managing Director and Director of Morgan
                                                                       Stanley Investment Management Inc. Chief Administrative
                                                                       Officer, Managing Director and Director of Morgan Stanley
                                                                       Investment Advisors Inc. and Morgan Stanley Services Company
                                                                       Inc. Managing Director and Director of Morgan Stanley
                                                                       Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                       Executive Officer and Director of Morgan Stanley Trust.
                                                                       Executive Vice President and Principal Executive Officer of
                                                                       the Institutional and Retail Morgan Stanley Funds. Director
                                                                       of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                       Officer of Morgan Stanley Investment Management Inc. and
                                                                       Executive Vice President of funds in the Fund Complex from
                                                                       May 2003 to September 2005.

Dennis Shea (53)                   Vice President      Officer since   Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            2007            Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                     and Van Kampen Advisors Inc. Chief Investment
                                                                       Officer -- Global Equity of the same entities since February
                                                                       2006. Vice President of Morgan Stanley Institutional and
                                                                       Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                       Director and Director of Global Equity Research at Morgan
                                                                       Stanley from April 2000 to February 2006.

J. David Germany (52)              Vice President      Officer since   Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        2007            Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                           and Van Kampen Advisors Inc. Chief Investment
London, GRB E14 4AD                                                    Officer -- Global Fixed Income of the same entities since
                                                                       December 2005. Managing Director and Director of Morgan
                                                                       Stanley Investment Management Ltd. Director of Morgan
                                                                       Stanley Investment Management (ACD) Limited since December
                                                                       2003. Vice President of Morgan Stanley Institutional and
                                                                       Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.


--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


                                                       TERM OF OFFICE  PRINCIPAL
                                   POSITION(S) HELD    AND LENGTH OF   OCCUPATION(S)
NAME, AGE, AND ADDRESS OF OFFICER  WITH FUND           TIME SERVED     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Amy R. Doberman (45)               Vice President      Officer since   Managing Director and General Counsel-U.S. Investment
1221 Avenue of the Americas                            2007            Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                     Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                       the Adviser. Vice President of the Morgan Stanley
                                                                       Institutional and Retail Funds since July 2004 and Vice
                                                                       President of funds in the Fund Complex since August 2004.
                                                                       Previously, Managing Director and General Counsel of
                                                                       Americas, UBS Global Asset Management from July 2000 to July
                                                                       2004 and General Counsel of Aeltus Investment Management,
                                                                       Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)             Vice President      Officer since   Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas        and Secretary       2007            Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                     Complex.

John L. Sullivan (51)              Chief Compliance    Officer since   Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                   Officer             2007            August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                             Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                       Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                       Investments, Vice President, Chief Financial Officer and
                                                                       Treasurer of funds in the Fund Complex and head of Fund
                                                                       Accounting for Morgan Stanley Investment Management Inc.
                                                                       Prior to December 2002, Executive Director of Van Kampen
                                                                       Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (38)              Chief Financial     Officer since   Managing Director of Morgan Stanley Investment Management
Harborside Financial Center        Officer and         2007            Inc. since December 2006; Chief Financial Officer and
Jersey City, NJ 07311              Treasurer                           Treasurer of Morgan Stanley Institutional Funds since 2002 and of funds in the Fund Complex from January 2005 to August
                                                                       2005 and since September 2006. Previously, Executive
                                                                       Director of Morgan Stanley Investment Management Inc. from
                                                                       2002 to December 2006.

Howard Tiffen (57)                 Vice President      Officer since   Managing Director of the Adviser and Van Kampen Advisors
1 Parkview Plaza                                       2007            Inc. Vice President of the senior loan funds advised by the
Oakbrook Terrace, IL 60181                                             Adviser. Prior to 1999, senior portfolio manager for Pilgrim
                                                                       Investments. Associate of the Chartered Institute of Bankers
                                                                       and a member of the Economic Club of Chicago.


COMPENSATION

Each trustee who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser, the Subadviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than five years of service may receive reduced retirement benefits from the Fund.

Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

COMPENSATION TABLE


                                                                     FUND COMPLEX
                                                ------------------------------------------------------
                                                  ESTIMATED
                                                  AGGREGATE
                                    AGGREGATE    PENSION OR
                                 COMPENSATION    RETIREMENT   AGGREGATE ESTIMATED
                                       BEFORE      BENEFITS        MAXIMUM ANNUAL   TOTAL COMPENSATION
                                     DEFERRAL    ACCRUED AS     BENEFITS FROM THE      BEFORE DEFERRAL
                                         FROM       PART OF     FUND COMPLEX UPON            FROM FUND
NAME                              THE FUND(1)   EXPENSES(2)         RETIREMENT(3)           COMPLEX(4)
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
David C. Arch                        $840        $ 35,373          $105,000              $259,418
Jerry D. Choate                       840          80,600           105,000               254,394
Rod Dammeyer                          840          64,051           105,000               259,418
Linda Hutton Heagy                    840          25,769           105,000               254,394
R. Craig Kennedy                      840          18,372           105,000               254,394
Howard J Kerr                         840         140,735           143,750               259,418
Jack E. Nelson                        840          92,953           105,000               238,523
Hugo F. Sonnenschein                  840          64,671           105,000               259,418
Suzanne H. Woolsey                    840          57,060           105,000               254,394
INTERESTED TRUSTEE
Wayne W. Whalen                       840          67,997           105,000               259,418


------------

(1) The amounts shown in this column represent an estimate of the aggregate compensation before deferral with respect to the Fund's first full fiscal year.

(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.

(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD COMMITTEES


The Board of Trustees' has three committees, an audit committee, a governance committee and a brokerage and services committee. Each of the Board's committees are comprised solely of "Independent Trustees," which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members and nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.



The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. Each member of the Fund's audit committee is deemed an audit committee financial expert.



The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.



The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions, if any, and reviews transfer agency and shareholder servicing arrangements.


SHAREHOLDER COMMUNICATIONS

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

SHARE OWNERSHIP

As of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, no shares of the Fund had been issued, thus no trustees show any ownership in the Fund. As of such date, excluding deferred compensation balances as described in the Compensation Table, each trustee of the Fund beneficially owned equity securities of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES



                                                                    TRUSTEES
                          ---------------------------------------------------------------------------------------------
                            ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN   WOOLSEY
-----------------------------------------------------------------------------------------------------------------------
DOLLAR RANGE OF EQUITY
  SECURITIES IN THE
  FUND..................      none      none      none      none      none      none      none          none       none
AGGREGATE DOLLAR RANGE
  OF EQUITY SECURITIES
  IN ALL REGISTERED
  INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN
  THE FUND COMPLEX......      over  $10,001-      over  $50,001-      over       $1-       $1-      $50,001-       over
                          $100,000   $50,000  $100,000  $100,000  $100,000   $10,000   $10,000      $100,000   $100,000



INTERESTED TRUSTEE



                                                              TRUSTEE
                                                              --------
                                                               WHALEN
----------------------------------------------------------------------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND...............      none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX..............................................      over
                                                              $100,000


As of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, no shares of the Fund had been issued, thus no trustees show any ownership in the Fund. As of such date, including deferred compensation balances (which are amounts deferred and thus retained as described in the Compensation Table), each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES



                                                                    TRUSTEES
                          ---------------------------------------------------------------------------------------------
                            ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN   WOOLSEY
-----------------------------------------------------------------------------------------------------------------------
DOLLAR RANGE OF EQUITY
  SECURITIES AND
  DEFERRED COMPENSATION
  IN THE FUND...........      none      none      none      none      none      none      none          none       none
AGGREGATE DOLLAR RANGE
  OF EQUITY SECURITIES
  AND DEFERRED
  COMPENSATION IN ALL
  REGISTERED INVESTMENT
  COMPANIES OVERSEEN BY
  TRUSTEE IN THE FUND
  COMPLEX...............      over      over      over      over      over      over      over          over       over
                          $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000      $100,000   $100,000


--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INTERESTED TRUSTEE



                                                              TRUSTEE
                                                              --------
                                                               WHALEN
----------------------------------------------------------------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION
  IN THE FUND...............................................      none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
  COMPENSATION IN ALL REGISTERED INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...................      over
                                                              $100,000



As of May 15, 2007, trustees and officers of the Fund as a group owned less than 1% of the Shares.


CODES OF ETHICS

The Fund, the Adviser and the Subadviser have each adopted a Codes of Ethics (the "Codes of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Codes of Ethics do not prohibit employees from acquiring securities that may be purchased or held by the Fund, but are intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Codes of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Codes of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to non-public information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel. The Code of Ethics can be reviewed and copied at the SEC's public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site http://www.sec.gov; or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

ADVISER


The Fund's investment adviser is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


INVESTMENT ADVISORY AGREEMENT

The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Investment Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including and placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

Under the terms of the Advisory Agreement, the Adviser will supervise the investment activities of the Fund; obtain and evaluate such information and advice relating to the economy, securities, securities

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

markets and commodities markets as it deems necessary or useful to discharge its duties under the Advisory Agreement; continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser will also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.


For services under the Advisory Agreement, the Adviser is paid a fee computed daily and payable monthly at an annual rate of 1.25% of the Fund's average daily managed assets, which shall mean the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate liquidation preference of any preferred shares and/or the aggregate amount of any borrowings for investment purposes ("Managed Assets").


Under the Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Advisory Agreement will continue for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Trustees who are not "interested persons" of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund's Board of Trustees or the Fund's outstanding voting securities. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days' written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

The Advisory Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Advisory Agreement.


LITIGATION INVOLVING THE ADVISER



The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term


--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

THE SUBADVISER

The Fund's investment subadviser is Avenue Europe International Management, L.P. The Subadviser's principal office is located at 535 Madison Avenue, 15th Floor, New York, New York 10022.

INVESTMENT SUBADVISORY AGREEMENT


The Adviser has entered into an investment subadvisory agreement with the Subadviser (the "Subadvisory Agreement"). Under the Subadvisory Agreement, the Adviser retains the Subadviser to manage that portion of the Fund's assets that are allocated to the Subadviser. The Adviser will pay the Subadviser an annual fee, payable monthly, in an amount equal to 1.25% of the portion of the Managed Assets of the Fund managed by the Subadviser. The initial term, the process for continuance, and the termination provisions of the Subadvisory Agreement are substantially similar to those described above for the Advisory Agreement.



INITIAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUBADVISORY AGREEMENT



The 1940 Act requires that the Fund's Advisory Agreement be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.



The 1940 Act requires that the Advisory Agreement between the Fund and the Adviser and the Subadvisory Agreement between the Adviser and the Subadviser (collectively, the "Advisory Agreements") be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.



On April 17, 2007, the Board of Trustees, and the independent Trustees voting separately, determined that the terms of the Advisory Agreements are fair and reasonable and approved the Advisory Agreements as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the Adviser and the Subadviser at the request of the Board and Fund counsel relating to the contract review process. The Board also considered information received about the investment strategy, portfolio management team and projected fees and expenses of the Fund. The Board of Trustees considered the contracts over two meetings and the non-management trustees held sessions both with the Adviser and Subadviser and separate from the Adviser and Subadviser in reviewing and considering the contracts.



In approving the Advisory Agreements, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the Adviser and Subadviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the projected


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                                                                            B-29
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MANAGEMENT OF THE FUND
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expenses in providing the services and the projected profitability. The Board of
Trustees considered the extent to which economies of scale, if any, could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund's portfolio. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees evaluated other benefits the Adviser, the Subadviser or their affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the Adviser, Subadviser and their affiliates and the capability of their personnel, and specifically the strength and background of the portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the Advisory Agreements is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.



Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considers the roles and responsibilities of the Adviser and Subadviser as a whole and for those specific portfolio managers, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the Adviser and the Subadviser the resources available in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are provided on a cost-reimbursement basis by the Adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the Adviser and Subadviser support its decision to approve the Advisory Agreements.



Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the Adviser the performance goals in managing the Fund. When considering a fund's performance, the trustees noted their expected emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the Adviser and the Subadviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the Adviser and Subadviser and others in the marketplace. The trustees reviewed not only the proposed advisory fee arrangement but other projected fees and expenses (whether paid to the Adviser, its affiliates or others) and the Fund's overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the Advisory Agreements.



Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the expenses in providing services to the Fund and the profitability of the Adviser and Subadviser. With respect to other Van Kampen funds, these profitability reports have been put together by the Adviser with the oversight of a special ad hoc committee of the board. In connection with the Fund, the trustees discussed the projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, other costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the projected expenses in providing the service and the projected profitability support its decision to approve the Advisory Agreements.



Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund's expense ratio. The trustees discussed how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee arrangement is appropriate relative to projected asset levels. The Board has determined


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 B-30
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MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


that its review of the potential economies of scale of the Fund support its decision to approve the Advisory Agreements.


PORTFOLIO MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


As of March 31, 2007, Howard Tiffen managed five registered investment companies with a total of approximately $6.2 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $518 million in assets.



As of March 31, 2007, Christina Jamieson managed two registered investment companies with a total of approximately $4.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



As of March 31, 2007, Richard Furst managed no registered investment companies; three pooled investment vehicles other than registered investment companies with a total of approximately $1.6 billion in assets; and no other accounts.



As of March 31, 2007, Raul Ramirez managed no registered investment companies; three pooled investment vehicles other than registered investment companies with a total of approximately $1.6 billion in assets; and no other accounts.



POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER


Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.


THE ADVISER'S PORTFOLIO MANAGER COMPENSATION STRUCTURE


Portfolio managers of the Adviser receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation. Generally, portfolio managers of the Adviser receive base salary compensation based on the level of their position with the Adviser.

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                                                                            B-31
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MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Discretionary Compensation. In addition to base compensation, portfolio managers of the Adviser may receive discretionary compensation. Discretionary compensation can include:

Cash Bonus.


- Morgan Stanley's Long-Term Incentive Compensation Awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.


- Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

- Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation for a portfolio manager of the Adviser, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three-and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance will be measured against the
            . Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund's/account's disclosure materials or guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described above under "Other Accounts Managed by the Portfolio Managers." Generally, the greatest weight is placed on the three-and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Adviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.


POTENTIAL CONFLICTS OF INTEREST OF THE SUBADVISER


The Subadviser manages that portion of the Fund's assets that are allocated to the Subadviser by the Adviser. The Subadviser also manages assets for other accounts. The Subadviser generally will not be

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 B-32

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

making investments in the same securities for the Fund that it will be making for its other accounts. The expected risk and return profile for the Subadviser's portion of the Fund's assets is lower than for the Subadviser's other accounts.


To avoid conflicts of interest between assets managed for the Fund and other accounts, the Subadviser has adopted allocation policies and procedures which allocate investments eligible for the Fund and the other accounts managed by the Subadviser. The Subadviser will generally invest its portion of the Fund's assets only in obligations with total yields at the time of purchase that are below an applicable benchmark plus a credit spread as set from time to time by the Subadviser (the "Avenue-Credit Thresholds"). The credit spread portion of the Avenue-Credit Thresholds shall be determined periodically by the Subadviser, in its sole discretion, as the markets change. A committee of the Subadviser will meet periodically to review market conditions, and to determine whether the allocation policy, including the credit spread portion of the Avenue-Credit Thresholds requires modification. The committee will not make changes to the allocation policy, including the Avenue-Credit Thresholds, with particular investments in mind. Any revisions to the credit spread portion of the Avenue-Credit Thresholds are made independent of individual investment decisions. The committee, which consists of members of the Subadviser may receive and consider input from the Adviser. A change to the credit spread portion of the Avenue-Credit Thresholds shall require majority approval of the committee members. Fund shareholders will be notified of any material change to the allocation policies and procedures.


As an example, as of the date of this Statement of Additional Information, the "Avenue-Credit Thresholds" (which is subject to change from time to time) are obligations which, at the time of investment, have yields in excess of the following benchmarks:


- for floating rate investments, LIBOR plus 350 basis points, EUROLIBOR plus 350 basis points, and Sterling LIBOR plus 350 basis points, as applicable; and



- for fixed rate investments, current US Treasury plus 350 basis points, Bundes Obligationen ("OBL") plus 350 basis points, Bundes Republic Deutschland ("DBR") plus 350 basis points, Bundes Schatzanweisungen ("BKO") plus 350 basis points and UK Gilt rates plus 350 basis points, as applicable, depending upon the currency and term of the investment.



The Subadviser will generally purchase obligations with total yields above the Avenue-Credit Thresholds for its other clients, and will generally purchase obligations with total yields below the applicable Avenue-Credit Thresholds for the Fund. The Subadviser may use credit default swaps, and may do so to a significant extent, to take active long or short positions with respect to the likelihood of a default by an issuer. The Subadviser on behalf of the Fund may take short positions (including the purchase of credit default swaps) on obligations with total yield above the applicable Avenue-Credit Thresholds for hedging or other purposes (and thus at times the Subadviser may purchase the same or opposite exposure for both its other clients and the Fund). The Subadviser, on behalf of its other clients, will be able to sell short (including purchasing a credit default swap) obligations below the applicable Avenue-Credit Thresholds for hedging or other purposes (and thus at times the Subadviser may purchase the same obligations for both its other clients and the
Fund). The Subadviser, on behalf of the Fund, will only be able to sell short investments below the applicable Avenue-Credit Thresholds.



The Subadviser receives advisory fees for assets it manages. The Subadviser receives from the Adviser an annual fee, payable monthly, in an amount equal to 1.25% of the portion of the Managed Assets of the Fund managed by the Subadviser. For other accounts it manages, the Subadviser receives fees that are calculated differently than the fees paid by the Fund, and generally are higher and include performance-based fees. Because it manages assets for the Fund and other accounts and because it receives different fees for assets it manages, there could be an incentive to favor one client over another resulting in a conflict of interest. Other conflicts of interest also could arise, for example, the


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                                                                            B-33
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MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Subadviser or its affiliates may invest in certain accounts or otherwise have the same or similar investments in securities as their clients. In order to address these conflicts of interest, the Subadviser has adopted the policies and procedures described above and other policies and procedures that the Subadviser believes are reasonably designed to address these and other conflicts of interest.


THE SUBADVISER'S PORTFOLIO MANAGER COMPENSATION STRUCTURE


The Subadviser believes it has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently provide attractive returns to our clients. The Subadviser's investment professionals, including the portfolio managers that provide investment advisory services to the Fund (the "Portfolio Managers") and to its other clients, are each paid a base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace for the financial services industry, specifically investment advisory firms.


In addition to the base salary, each investment professional, including the Portfolio Managers, is paid a discretionary bonus based on the performance of the Subadviser, each Portfolio Manger is paid a share of the carried interest generated from managing the assets of clients (other than the Fund), which is subject to various vesting schedules. The discretionary bonus and carried interest portion of an investment professional's compensation package is designed to reward and retain investment professionals, including portfolio managers and other investment professionals for their contributions to a portfolio's performance.


The basis for determining an investment professional's total compensation is determined through a subjective process that evaluates an investment professional's performance against several quantitative and qualitative factors including the performance of the Subadviser's clients relative to their peers, the investment professional's ability to work well with other members of the Subadviser, the investment professional's contributions to the Subadviser's overall success and other factors. Each investment professional's salary and bonus is reviewed not less than annually (at his or her annual review) and may be adjusted based upon the performance of the individual.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


As of May 15, 2007, none of the portfolio managers owned any securities of the Fund.


Other agreements

ACCOUNTING SERVICES AGREEMENT

The Fund has entered into an accounting services agreement with the Adviser pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

--------------------------------------------------------------------------------

OTHER AGREEMENTS
--------------------------------------------------------------------------------

LEGAL SERVICES AGREEMENT


The Fund and certain other Van Kampen funds advised by the Adviser or its affiliates have entered into a Legal Services Agreement pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds advised by the Adviser also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds advised by the Adviser or its affiliates, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Portfolio transactions and brokerage allocation

The Adviser and the Subadviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser and the Subadviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser and/or the Subadviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling Participations or Assignments to the Fund. The Adviser and/or the Subadviser will determine the lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. The illiquidity of many Senior Loans may restrict the ability of the Adviser and/or the Subadviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Prospectus summary -- Principal Investment Risks -- Risks of Senior Loans" in the Prospectus. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund's ability to acquire some Senior Loans. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans consistent with its investment policies.


As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally

--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Adviser and the Subadviser are responsible for placing portfolio transactions and they do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser and the Subadviser consider the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Adviser and the Subadviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser and the Subadviser are authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser or the Subadviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser or the Subadviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and the Subadviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's or the Subadviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser or the Subadviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser or the Subadviser in connection with the Fund.

The Adviser or the Subadviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Subadviser if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser or the Subadviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser and the Subadviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser and the Subadviser seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser and the Subadviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the

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 B-36

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--------------------------------------------------------------------------------

availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser and the Subadviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser and the Subadviser or its affiliates). The Fund may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the SEC when the Adviser or the Subadviser believe that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser and the Subadviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser or the Subadviser acting as principal. The Adviser and the Subadviser are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Net asset value

The net asset value per share of the Fund's shares is determined no less frequently than the close of business on the last business day of each week by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of common shares outstanding. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.


Loans and securities will be valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board of Trustees.



Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreement will be valued at cost plus accrued interest.


If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by

--------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------


the Fund's Board of Trustees. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Description of shares

COMMON SHARES

The Fund's common shares are described in the Prospectus. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

PREFERRED SHARES

The terms of any preferred shares (the "Preferred Shares") issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) if and when it authorizes a Preferred Shares offering.

If the Board of Trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the common shares' prospectus, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

OTHER SHARES

The Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

Repurchase of common shares

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

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 B-38

REPURCHASE OF COMMON SHARES
--------------------------------------------------------------------------------

Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.


Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange and/or the Chicago Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or the Chicago Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.


The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's managed assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

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                                                                            B-39

REPURCHASE OF COMMON SHARES
--------------------------------------------------------------------------------

Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


Tax matters


The following is a discussion of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of Shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

The Fund intends to elect and to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

In order to qualify to be taxed as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and
(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

--------------------------------------------------------------------------------

TAX MATTERS
--------------------------------------------------------------------------------


To avoid a nondeductible 4% excise tax, the Fund will be required to distribute by December 31st of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses generally computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund generally will be required to accrue daily as income a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash.

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from meeting the 90% distribution requirement in any taxable year, or might prevent the Fund

--------------------------------------------------------------------------------

TAX MATTERS
--------------------------------------------------------------------------------

from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to shareholders.

The Fund may acquire Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of borrowers that have filed for bankruptcy protection. Investments in Senior Loans that are at risk of or in default may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event that they arise with respect to Senior Loans it owns, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Foreign currency gains will generally be treated as regulated investment company qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the regulated investment company's business of investing in such currencies. However, regulations may be issued in the future by the U.S. Treasury Department that could treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby jeopardizing the Fund's status as a regulated investment company for all years to which the regulations are applicable.

TAXATION OF SHAREHOLDERS

Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Because the Fund intends to invest primarily in Senior Loans and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to "qualified dividend income" and will not be eligible for the corporate dividends received deduction. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time Shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will constitute a tax-free return of capital to the extent of the adjusted tax basis of a shareholder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such Shares are held as a capital asset).

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom: (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The tax basis of such Shares will be equal to their fair market value on the distribution date.

--------------------------------------------------------------------------------

TAX MATTERS
--------------------------------------------------------------------------------

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

The sale of Shares (including transfers in connection with a repurchase of Shares) will be a taxable transaction for federal income tax purposes. Except as discussed below, selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares have been held for more than one year at the time of sale and are a capital asset in the hands of a shareholder, the gain or loss will be long-term capital gain or loss. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Any loss a shareholder realizes on a sale or exchange of Shares of the Fund will be disallowed if such shareholder acquires other Shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after such shareholder's sale or exchange of the Shares. In such case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Prior to purchasing Shares, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such Shares prior to the record date will have the effect of reducing the per Share net asset value by the per Share amount of the dividend.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include a beneficial owner of Shares other than a partnership who is not:

- an individual who is a citizen or resident of the United States;

- a corporation, any other entity treated as a corporation for U.S. federal income tax purposes, or a partnership created or organized under the laws of the United States or any state or political subdivision thereof;

- an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

- a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such

--------------------------------------------------------------------------------

TAX MATTERS
--------------------------------------------------------------------------------

shareholder, provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8BEN certifying the shareholder's non-United States status. If an income tax treaty applies and such dividends are attributable to a permanent establishment or fixed base maintained by the Non-U.S. Shareholder in the U.S., the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or before December 31, 2007.

Non-effectively connected capital gain dividends and gains realized from the sale of Shares will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their Shares. See "Backup Withholding" and "Information Reporting" below.

If income from the Fund or gains realized from the sale of Shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of Shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" at a 30% rate (or lower rate provided by an applicable treaty) with respect to income from the Fund that is effectively connected with a U.S. trade or business.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments

--------------------------------------------------------------------------------

TAX MATTERS
--------------------------------------------------------------------------------

are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds Shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of Shares of the Fund.

BACKUP WITHHOLDING

The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and proceeds from the repurchase of Shares paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholders), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Repurchase proceeds may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and gross proceeds from the repurchase of Shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN (or an acceptable substitute form) or must otherwise meet documentary evidence requirements for establishing that such shareholders are Non-U.S. shareholders or must otherwise establish an exemption from backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends or repurchase proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such Shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends or repurchase proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

The federal income tax discussion set forth above is for general information only and is a general and abbreviated summary of the provisions of the Code and the Treasury regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury regulations. The Code and the Treasury regulations are subject to change by legislative or administrative action, and any such change may be

--------------------------------------------------------------------------------

TAX MATTERS
--------------------------------------------------------------------------------

retroactive with respect to Fund transactions. Holders of Shares are advised to consult their own tax advisers for more detailed information concerning the U.S. federal income taxation of the Fund and the income tax consequences to its holders of Shares. Holders of Shares are also advised to consult their own tax advisors with regard to the tax consequences under the laws of state, local, foreign or other taxing jurisdictions.
Proxy voting policy and proxy voting record

THE ADVISER'S POLICY


The Board believes that the voting of proxies on securities to be held by the Fund is an important element of the overall investment process. As such, the Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix B.



The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record to be filed with the SEC will be available without charge on our web site at www.vankampen.com. The Fund's proxy voting record will also be available without charge on the SEC's web site at www.sec.gov.


Independent registered public accounting firm


An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.


Legal counsel


Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.


Additional information

A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Report of independent registered public accounting firm


To the Board of Trustees and Shareholder of Van Kampen Dynamic Credit Opportunities Fund:



We have audited the accompanying statement of assets and liabilities of Van Kampen Dynamic Credit Opportunities Fund (the "Fund"), as of May 10, 2007. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.



We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Van Kampen Dynamic Credit Opportunities Fund as of May 10, 2007, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP



Chicago, Illinois


May 17, 2007


--------------------------------------------------------------------------------

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

--------------------------------------------------------------------------------


Statement of Assets and Liabilities


MAY 10, 2007



ASSETS:
Cash........................................................   $100,000
Deferred offering costs.....................................    525,000
                                                               --------
  Total Assets..............................................   $625,000
                                                               --------
LIABILITIES:
Payable for deferred offering costs.........................   $525,000
                                                               --------
Net Assets applicable to 5,236 shares of $0.01 par value
  common shares outstanding.................................   $100,000
                                                               ========
Net asset value per common share outstanding, $100,000/5,236
  shares outstanding........................................     $19.10
                                                               ========
Offering price per common share outstanding, (100/95.5 of
  $19.10)...................................................     $20.00
                                                               ========



See accompanying notes to statements of assets and liabilities.


--------------------------------------------------------------------------------

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

--------------------------------------------------------------------------------


Notes to Statements of Assets and Liabilities



NOTE 1.  ORGANIZATION



The Van Kampen Dynamic Credit Opportunities Fund (the "Fund") was organized under the laws of the state of Delaware on March 15, 2007, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek a high level of current income, with a secondary investment objective of capital appreciation. The Fund is authorized to issue an unlimited number of shares of $0.01 par value common stock. The Fund has had no operations to date other than matters relating to its organization and registration and the sale and issuance to Van Kampen Investments Inc., an affiliate of Van Kampen Asset Management (the "Adviser"), of 5,236 shares of common stock at an aggregate purchase price of $100,000 on May 10, 2007.



The Adviser, on behalf of the Fund, will incur all of the Fund's organizational costs, estimated at $10,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund's common stock. The aggregate offering expenses (other than the sales load) currently are estimated to be $525,000. Offering costs borne by the Fund, currently estimated at $525,000, will result in a reduction of capital of the Fund attributable to common shares at the time of issuance of common shares.



NOTE 2.  ACCOUNTING POLICIES



Use of Estimates & Indemnifications. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.



The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.



Federal Income Tax. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.



NOTE 3.  AGREEMENTS



Investment Advisory and Subadvisory Agreements. Van Kampen Asset Management (the "Adviser") provides certain day to day investment management services to the Fund under the terms of an investment advisory agreement (the "Agreement"). Under the agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.25% of the Fund's average daily managed assets, which shall mean the average daily gross net asset value of the Fund minus the sum of accrued liabilities other than the aggregate liquidation preference of any preferred shares and/or the aggregate amount of any borrowings for investment purposes ("Managed Assets").



Avenue Europe International Management, L.P. (the "Subadviser") provides subadvisory services under an investment subadvisory agreement. The Adviser pays the Subadviser a portion of the investment advisory fee that the Adviser receives from the Fund.



Custodian Agreement. State Street Bank and Trust Company (the "Custodian") will serve as custodian for the Fund. The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Appendix A--Description of securities ratings


MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

1.  LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

--------------------------------------------------------------------------------

APPENDIX A--DESCRIPTION OF SECURITIES RATINGS

--------------------------------------------------------------------------------

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.  SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

--------------------------------------------------------------------------------

APPENDIX A--DESCRIPTION OF SECURITIES RATINGS

--------------------------------------------------------------------------------

STANDARD & POOR'S

A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

- Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

- Nature of and provisions of the obligation;

- Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

--------------------------------------------------------------------------------

APPENDIX A--DESCRIPTION OF SECURITIES RATINGS

--------------------------------------------------------------------------------

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

--------------------------------------------------------------------------------

APPENDIX A--DESCRIPTION OF SECURITIES RATINGS

--------------------------------------------------------------------------------

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Appendix B--Morgan Stanley Investment Management


Proxy Voting Policy and Procedures



I.  POLICY STATEMENT



Introduction--Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.



The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).



Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.



Proxy Research Services--Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.



Voting Proxies for Certain Non-U.S. Companies--Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after


--------------------------------------------------------------------------------

APPENDIX B--MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

--------------------------------------------------------------------------------


weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.



II.  GENERAL PROXY VOTING GUIDELINES



To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



- Approval of financial statements and auditor reports.



- General updating/corrective amendments to the charter.



- Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.



B.  BOARD OF DIRECTORS



       1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:



              a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair


--------------------------------------------------------------------------------

APPENDIX B--MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

--------------------------------------------------------------------------------


              independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.



              b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.



              c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.



              d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.



              e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.



              f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.



       2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



       3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.



       4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



       5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.



       6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.



       7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.


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APPENDIX B--MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND
PROCEDURES

--------------------------------------------------------------------------------


       In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



       8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.



       9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.



C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.



D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.



       1.  We generally support the following:



              - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.



              - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



              - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



              - Proposals to authorize share repurchase plans.



              - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



              - Proposals to effect stock splits.



              - Proposals to effect reverse stock splits if management
                proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



              - Proposals for higher dividend payouts.


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APPENDIX B--MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND
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       2.  We generally oppose the following (notwithstanding management support):



              - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.



              - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



              - Proposals to create "blank check" preferred stock.



              - Proposals relating to changes in capitalization by 100% or more.



E.  TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS



       1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).



       2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.



       3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.



       4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
       (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.



G.  EXECUTIVE AND DIRECTOR REMUNERATION.



       1.  We generally support the following proposals:



              - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



              - Proposals for employee stock purchase plans that permit
                discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.



              - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.


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APPENDIX B--MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND
PROCEDURES

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              - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.



       2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.



       3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.



       4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.



       5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.



       6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.



I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.



III.  ADMINISTRATION OF POLICY



The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance


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APPENDIX B--MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND
PROCEDURES

--------------------------------------------------------------------------------


Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.



The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.



A.  COMMITTEE PROCEDURES



The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).



The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.



Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



B.  MATERIAL CONFLICTS OF INTEREST



In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").



The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



C.  IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST



A potential material conflict of interest could exist in the following situations, among others:



       1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.


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                                                                            BB-7

APPENDIX B--MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

--------------------------------------------------------------------------------


       2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.



       3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).



If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:



       1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.



       2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.



       3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.



D.  PROXY VOTING REPORTING



The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.



MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.



MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



ANNEX A



The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").



Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that


--------------------------------------------------------------------------------

APPENDIX B--MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

--------------------------------------------------------------------------------


consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.



In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.



Waiver of Voting Rights


For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:



       1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and



       2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.


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                                                                            BB-9

PART C
--------------------------------------------------------------------------------

Other information


ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS



(1)  Financial Statements
     Part A--None
     Part B--Statement of Net Assets
(2)  Exhibits
     (a)     Agreement and Declaration of Trust(2)
     (b)     By-Laws(2)
     (c)     Inapplicable
     (d)     Inapplicable
     (e)     Automatic Dividend Reinvestment Plan(1)
     (f)     Inapplicable
     (g)(1)  Investment Advisory Agreement(1)
     (g)(2)  Investment Subadvisory Agreement(1)
     (h)     Form of Underwriting Agreement(2)
     (i)(1)  Form of Trustee Deferred Compensation Plan(1)
     (i)(2)  Form of Trustee Retirement Plan(2)
     (j)     Form of Custodian Agreement(1)
     (k)(1)  Form of Stock Transfer Agency Agreement(1)
     (k)(2)  Form of Fund Accounting Agreement(1)
     (k)(3)  Form of Legal Services Agreement(1)
     (l)     Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
             LLP(2)
     (m)     Inapplicable
     (n)     Consent of Independent Public Accountants(1)
     (o)     Inapplicable
     (p)     Initial Subscription Agreement(1)
     (q)     Inapplicable
     (r)(1)  Code of Ethics of the Fund(1)
     (r)(2)  Code of Ethics of the Adviser(1)
     (r)(3)  Code of Ethics of the Subadviser(1)
     (s)     Power of Attorney(1)


------------


(1)  Filed herewith.


(2)  To be filed by amendment.


ITEM 25.  MARKETING ARRANGEMENTS

Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this Registration Statement.

--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fee............................................   $ 12,356
NYSE listing fee............................................   $ 30,000
Printing (other than certificates)..........................   $114,230
Accounting fees and expenses................................   $ 27,000
Legal fees and expenses.....................................   $290,000
NASD fee....................................................   $ 40,000
Miscellaneous...............................................   $ 11,414
  Total.....................................................   $525,000


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 28.  NUMBER OF HOLDERS OF SHARES

As of           , 2007

                                                                    NUMBER OF
TITLE OF CLASS                                                 RECORD HOLDERS
-----------------------------------------------------------------------------
Common Shares of Beneficial Interest........................         0

ITEM 29.  INDEMNIFICATION

Section 8 of the Fund's Declaration of Trust provides as follows:

SECTION 8.1 Trustees, Shareholders, etc, Not Personally Liable; Notice. The Trustees, officers, employees and agents of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees, officers, employees or agents of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Series, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Series, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Series, that Series) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Series in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Series, and all Persons dealing with the Trust or any Series shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Series Assets of such Series, as the case may be, for the payment or performance thereof.

The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that a Certificate of Trust, referring to the Declaration of Trust, is on file with the Secretary of the state of Delaware and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Series in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or

--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

officer or Shareholders or Shareholder individually, or to subject the Series Assets of any Series to the obligations of any other Series.

SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) may assume the defense against such charge and satisfy any judgment thereon or may reimburse the Shareholders for expenses, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Series of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office
(iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct,
(ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily

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 C-3

PART C
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available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF ADVISER AND SUBADVISER

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser and Subadviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) and the Subadviser's Form ADV (File No. 801-63319 ), each filed under the Investment Adviser's Act of 1940, as amended, incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS


All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 1221 Avenue of the Americas, New York, New York 10020, Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947 or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices located at 1221 Avenue of the Americas, New York, New York 10020 or at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Subadviser, will be maintained at its offices located at 535 Madison Avenue, New York, New York 10022.


ITEM 32.  MANAGEMENT SERVICES

Not Applicable.

ITEM 33.  UNDERTAKINGS

       (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

       (2)  Not applicable.

       (3)  Not applicable.

       (4)  Not applicable.

       (5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a Registration Statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

       (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25(th) day of May, 2007.



                                          VAN KAMPEN DYNAMIC CREDIT
                                          OPPORTUNITIES FUND


                                          By:      /s/ Ronald E. Robison
                                            ------------------------------------
                                                     Ronald E. Robison
                                               President and Chief Executive
                                                           Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



NAME                                              TITLE
-----------------------------------------------------------------------------------------------------
Principal Executive Officer:

/s/ Ronald E. Robison                             President and Chief Executive Officer
-----------------------------------------------
Ronald E. Robison


Principal Financial Officer:

/s/ James W. Garrett*                             Chief Financial Officer and Treasurer
-----------------------------------------------
James W. Garrett


Trustees:

/s/ David C. Arch*                                Trustee
-----------------------------------------------
David C. Arch


/s/ Jerry D. Choate*                              Trustee
-----------------------------------------------
Jerry D. Choate


/s/ Rod Dammeyer*                                 Trustee
-----------------------------------------------
Rod Dammeyer


/s/ Linda Hutton Heagy*                           Trustee
-----------------------------------------------
Linda Hutton Heagy


/s/ R. Craig Kennedy*                             Trustee
-----------------------------------------------
R. Craig Kennedy


/s/ Howard J Kerr*                                Trustee
-----------------------------------------------
Howard J Kerr


/s/ Jack E. Nelson*                               Trustee
-----------------------------------------------
Jack E. Nelson

SIGNATURES

--------------------------------------------------------------------------------


NAME                                              TITLE
-----------------------------------------------------------------------------------------------------


/s/ Hugo F. Sonnenschein*                         Trustee
-----------------------------------------------
Hugo F. Sonnenschein


/s/ Wayne W. Whalen*                              Trustee
-----------------------------------------------
Wayne W. Whalen


/s/ Suzanne H. Woolsey*                           Trustee
-----------------------------------------------
Suzanne H. Woolsey

------


* Signed by Lou Anne McInnis pursuant to a power of attorney filed herewith.

/s/ Lou Anne McInnis                                                                     May 25, 2007
-----------------------------------------------
Lou Anne McInnis
Attorney-in-Fact